                                                                    Exhibit 99.4


                           NORTEL NETWORKS CORPORATION

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                                       AND

                                     HOLDERS
                                FROM TIME TO TIME

                           --------------------------

                      PURCHASE CONTRACT AND UNIT AGREEMENT
                           --------------------------

                            DATED AS OF JUNE 12, 2002




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PARTIES   ................................................................................................     1

RECITALS  ................................................................................................     1

                           PART I - GENERAL PROVISIONS

                                   ARTICLE ONE

        Definitions and Other Provisions of General Application

Section 1.01.  Definitions................................................................................     2
               Acceleration Date..........................................................................     2
               Acceleration Event.........................................................................     2
               Act........................................................................................     3
               Affiliate..................................................................................     3
               Agent......................................................................................     3
               Agreement..................................................................................     3
               Applicable Market Value....................................................................     3
               Authorized Officers........................................................................     3
               Board of Directors.........................................................................     3
               Board Resolution...........................................................................     3
               Business Day...............................................................................     3
               Certificate................................................................................     4
               Closing Price..............................................................................     4
               Common Share Settlement....................................................................     4
               Common Shares..............................................................................     4
               Company....................................................................................     4
               Company Order..............................................................................     4
               Current Market Price.......................................................................     4
               Custodial Agreement........................................................................     4
               Custodian..................................................................................     4
               Depositary.................................................................................     4
               Early Settlement...........................................................................     4
               Early Settlement Date......................................................................     4
               Early Settlement Rate......................................................................     4
               Early Settlement Upon Cash Merger..........................................................     4
               Early Settlement Upon Cash Merger Date.....................................................     5
               Exchange Act...............................................................................     5
               Expiration Date............................................................................     5
               Expiration Time............................................................................     5
               Global Certificate.........................................................................     5
               Global Purchase Contract Certificate.......................................................     5
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               Global Unit Certificate....................................................................     5
               Holder.....................................................................................     5
               NYSE.......................................................................................     5
               Officers' Certificate......................................................................     5
               Opinion of Counsel.........................................................................     5
               Outstanding Certificates...................................................................     5
               Outstanding Purchase Contracts.............................................................     6
               Payment Date...............................................................................     6
               Person.....................................................................................     6
               Predecessor Certificate....................................................................     6
               Principal Subsidiary.......................................................................     6
               Purchase Contract..........................................................................     6
               Purchase Contract Certificate..............................................................     7
               Purchase Contract Component................................................................     7
               Purchase Contract Register.................................................................     7
               Purchase Contract Registrar................................................................     7
               Purchased Shares...........................................................................     7
               Record Date................................................................................     7
               Reference Price............................................................................     7
               Reorganization Event.......................................................................     7
               Representatives............................................................................     7
               Responsible Officer........................................................................     7
               Securities.................................................................................     7
               Securities Act.............................................................................     7
               Settlement Date............................................................................     7
               Settlement Rate............................................................................     7
               Stock Transfer Office......................................................................     7
               Threshold Appreciation Price...............................................................     8
               Trading Day................................................................................     8
               Treasury Strip Component...................................................................     8
               Treasury Strips............................................................................     8
               TSX........................................................................................     8
               Underwriting Agreement.....................................................................     8
               Unit.......................................................................................     8
               Unit Certificate...........................................................................     8
               Unit Order.................................................................................     8
               Unit Register..............................................................................     8
               Unit Registrar.............................................................................     8

Section 1.02.  Compliance Certificates and Opinions.......................................................     8

Section 1.03.  Form of Documents Delivered to Agent.......................................................     9

Section 1.04.  Acts of Holders; Record Dates..............................................................    10

Section 1.05.  Notices, etc., to Agent and the Company....................................................    11
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Section 1.06.  Notice to Holders; Waiver..................................................................    12

Section 1.07.  Effect of Headings and Table of Contents...................................................    12

Section 1.08.  Successors and Assigns.....................................................................    12

Section 1.09.  Severability Clause........................................................................    13

Section 1.10.  Benefits of Agreement......................................................................    13

Section 1.11.  Governing Law..............................................................................    13

Section 1.12.  Legal Holidays.............................................................................    13

Section 1.13.  Counterparts...............................................................................    13

Section 1.14.  Inspection of Agreement....................................................................    13

Section 1.15.  Obligations of the Company.................................................................    14

Section 1.16.  Force Majeure..............................................................................    14

Section 1.17.  Custody and Audit..........................................................................    14

Section 1.18.  Reports....................................................................................    15

Section 1.19.  Confidential Information...................................................................    15

Section 1.20.  Legal Advice...............................................................................    15

                                   ARTICLE TWO

                                    The Agent

Section 2.01.  Certain Duties and Responsibilities........................................................    16

Section 2.02.  Notice of Default..........................................................................    16

Section 2.03.  Certain Rights of Agent....................................................................    17

Section 2.04.  Not Responsible for Recitals...............................................................    17

Section 2.05.  May Hold Units.............................................................................    18

Section 2.06.  Money Held in Custody......................................................................    18

Section 2.07.  Compensation and Expense...................................................................    18
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Section 2.08.  Corporate Agent Required; Eligibility......................................................    19

Section 2.09.  Resignation and Removal; Appointment of Successor..........................................    19

Section 2.10.  Acceptance of Appointment by Successor.....................................................    20

Section 2.11.  Merger, Conversion, Consolidation or Succession to Business................................    21

Section 2.12.  Preservation of Information; Communications to Holders.....................................    21

Section 2.13.  No Obligations of Agent....................................................................    21

Section 2.14.  Agent of the Holders.......................................................................    22

Section 2.15.  Tax Compliance.............................................................................    22

Section 2.16.  Appointment of Affiliate for Service of Process............................................    22

Section 2.17.  Limitation of Liability....................................................................    22

                                  ARTICLE THREE

                             Supplemental Agreements

Section 3.01.  Supplemental Agreements without Consent of Holders.........................................    23

Section 3.02.  Supplemental Agreements with Consent of Holders............................................    24

Section 3.03.  Execution of Supplemental Agreements.......................................................    24

Section 3.04.  Effect of Supplemental Agreements..........................................................    24

Section 3.05.  Reference to Supplemental Agreements.......................................................    24

                                  ARTICLE FOUR

                    Consolidation, Merger, Sale or Conveyance

Section 4.01.  Covenant Not to Merge, Consolidate, Sell or Convey Property
        Except Under Certain Conditions ..................................................................    25

Section 4.02.  Rights and Duties of Successor Corporation.................................................    25

Section 4.03.  Opinion of Counsel to Agent................................................................    25
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                                  ARTICLE FIVE

                                    Covenants

Section 5.01.  Performance Under Purchase Contracts.......................................................    26

Section 5.02.  Maintenance of Office or Agency............................................................    26

Section 5.03.  Company to Reserve Common Shares; Listing of Common Shares.................................    26

Section 5.04.  Covenants as to Common Shares..............................................................    27

Section 5.05.  Statements of Officers of the Company as to Default........................................    27

Section 5.06.  Appointment of Agent of Service of Process.................................................    27

                          PART II - PURCHASE CONTRACTS

                                   ARTICLE SIX

                       Purchase Contract Certificate Forms

Section 6.01.  Forms of Purchase Contract Certificates Generally..........................................    27

                                  ARTICLE SEVEN

                         Purchase Contract Certificates

Section 7.01.  Purchase Contracts:  Title and Terms.......................................................    28

Section 7.02.  Rights and Obligations Evidenced by the Purchase Contract Certificates.....................    28

Section 7.03.  Execution, Authentication, Delivery and Dating of Purchase Contract Certificates...........    29

Section 7.04.  Temporary Purchase Contract Certificates...................................................    29

Section 7.05.  Purchase Contract Certificate Registration; Registration of Transfer and Exchange..........    30

Section 7.06.  Mutilated, Destroyed, Lost and Stolen Purchase Contract Certificates.......................    32

Section 7.07.  Persons Deemed Owners of Purchase Contracts................................................    33

Section 7.08.  Cancellation of Purchase Contract Certificates.............................................    34
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                                  ARTICLE EIGHT

                             The Purchase Contracts

Section 8.01.  Issuance of Common Shares..................................................................    34

Section 8.02.  Delivery of Common Shares..................................................................    35

Section 8.03.  Adjustment of Settlement Rate..............................................................    36

Section 8.04.  Notice of Adjustments and Certain Other Events.............................................    42

Section 8.05.  Acceleration Event; Notice.................................................................    43

Section 8.06.  Early Settlement...........................................................................    43

Section 8.07.  Early Settlement Upon Cash Merger..........................................................    44

Section 8.08.  No Fractional Shares.......................................................................    46

Section 8.09.  Charges and Taxes..........................................................................    47

Section 8.10.  Company to Deal Only With Agent............................................................    47

                                  ARTICLE NINE

                           Purchase Contract Remedies

Section 9.01.  Restoration of Purchase Contract Rights and Remedies.......................................    47

Section 9.02.  Rights and Remedies Cumulative for Purchase Contracts......................................    48

Section 9.03.  Delay or Omission Not Waiver of Purchase Contract Rights and Remedies......................    48

Section 9.04.  Undertaking for Costs -- Purchase Contracts................................................    48

Section 9.05.  Waiver of Stay or Extension Laws for Purchase Contracts....................................    48

                                PART III - UNITS

                                   ARTICLE TEN

                             Unit Certificate Forms

Section 10.01.  Forms of Unit Certificates Generally......................................................    49
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                                 ARTICLE ELEVEN

                                    The Units

Section 11.01.  Units:  Title and Terms...................................................................    49

Section 11.02.  Rights and Obligations Evidenced by the Unit Certificates.................................    50

Section 11.03.  Execution, Delivery and Dating of Unit Certificates.......................................    51

Section 11.04.  Temporary Unit Certificates...............................................................    51

Section 11.05.  Unit Certificate Registration; Registration of Transfer and
                Exchange of Unit Certificates. ...........................................................    52

Section 11.06.  Mutilated, Destroyed, Lost and Stolen Unit Certificates...................................    54

Section 11.07.  Persons Deemed Owners of Unit Certificates................................................    55

Section 11.08.  Cancellation of Unit Certificates.........................................................    55

Section 11.09.  Separation and Withdrawal of Treasury Strip Component.....................................    56

Section 11.10.  Recreation of Units.......................................................................    56

                                 ARTICLE TWELVE

                               The Treasury Strips

Section 12.01.  Custodial Arrangement.....................................................................    57

Section 12.02.  Instruction Regarding Payment of Amounts Received in Respect of Treasury Strips...........    57

Section 12.03.  Delivery of Treasury Strips Upon Occurrence of an Acceleration Event......................    58

Section 12.04.  Delivery of Treasury Strips Upon Early Settlement or Early Settlement Upon Cash Merger....    58

                                ARTICLE THIRTEEN

                                  Unit Remedies

Section 13.01.  Restoration of Unit Rights and Remedies...................................................     58
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Section 13.02.  Rights and Remedies Cumulative for Units..................................................     58

Section 13.03.  Delay or Omission Not Waiver of Unit Rights and Remedies..................................     59

Section 13.04.  Undertaking for Costs -- Units............................................................     59
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 Schedule 1        Treasury Strips
 EXHIBIT A         Form of Purchase Contract Certificate........................................        A-1
 EXHIBIT B         Form of Unit Certificate.....................................................        B-1
 EXHIBIT C         Settlement Instructions......................................................        C-1
 EXHIBIT D         Election for Early Settlement................................................        D-1
 EXHIBIT E         Election for Early Settlement Upon Cash Merger...............................        E-1
 EXHIBIT F         Holder's Election for Withdrawal of Treasury Strip Component.................        F-1
 EXHIBIT G         Holder's Instruction to Agent and Custodian..................................        G-1
 EXHIBIT H         Unit Order...................................................................        H-1
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                                       ix

                                     PARTIES

                  PURCHASE CONTRACT AND UNIT AGREEMENT, dated as of June 12, 2002, among NORTEL NETWORKS CORPORATION, a Canadian corporation (the "Company"), Computershare Trust Company of Canada, acting as purchase contract agent (the "Agent") for Holders from time to time, except when acting as Purchase Contract Registrar and Unit Registrar for the Company, and Holders from time to time. Capitalized terms used herein have those meanings ascribed to them in Section 1.01.

                                    RECITALS

                  WHEREAS, on and from the date hereof the Holders from time to time and the Company have entered into this Agreement, under which the Company has agreed to issue and deliver Common Shares to such Holders pursuant to the Purchase Contracts on the Settlement Date or, at the option of any Holder, on an Early Settlement Date or Early Settlement Upon Cash Merger Date, in consideration for the purchase price of $22,542.43 per Purchase Contract paid by the initial Holders to the Company on the original issue date of the Purchase Contracts; and

                  WHEREAS, simultaneously with entering into the Purchase Contracts with the Company, the initial Holders will have acquired Treasury Strips, as contemplated in the prospectus supplement relating to the Units dated June 6, 2002, which will have been delivered to the Custodian in accordance with the Custodial Agreement; and

                  WHEREAS, for the convenience of the Holders, the Holders wish to appoint the Agent to instruct the Custodian as to who the Holders are on the Unit Register and the manner by which all payments with respect to the Treasury Strips that are received by the Custodian are to be made to Holders and to administer all deliveries made on settlement of the Purchase Contracts; and

                  WHEREAS, the Company acknowledges such appointment and agrees to make all deliveries under the Purchase Contracts to the Agent, to give all notices to Holders to the Agent and to otherwise deal with the Agent as agent for the Holders, all as set forth herein; and

                  WHEREAS, the Company has appointed the Agent to act as Purchase Contract Registrar and Unit Registrar for the Company; and

                  WHEREAS, the Company acknowledges, and the Agent and the Holders agree, that the Agent's duties to the Holders in respect of the Treasury Strips evidenced by Units as set forth in this Agreement are only for convenience of the Holders, and that the Company shall not have any obligations or responsibilities with respect to the administration, custody or any payments of the Treasury Strips and further that substantially all of the duties and responsibilities of the Agent contemplated in this Agreement are in respect of the Purchase Contracts and the Units insofar as they evidence the Purchase Contracts and the administration thereof; and

                  WHEREAS, to accurately reflect the obligations and rights of the parties hereto as their interest appear, this Agreement is divided into three distinct parts, whereby Part I sets forth general provisions that are applicable to the parties hereto, Part II sets forth provisions that address the obligations and rights of the parties hereto with respect to the Purchase Contracts and

Part III sets forth provisions that address the obligations and rights of the Agent and the Holders (but not the Company) when such Holders own Purchase Contracts evidenced by Units;

                  NOW THEREFORE, in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                  PART I - GENERAL PROVISIONS

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

                  Section 1.01.  Definitions.

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

                  (3) all references to "$" herein shall mean United States dollars.


                  "Acceleration Date" means the date, if any, on which an Acceleration Event occurs.

                  "Acceleration Event" means the occurrence of any of the following events on or after August 15, 2002 (except as provided below): (i) a decree, judgment, or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Company under any bankruptcy, insolvency or other similar applicable law or ordering the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of a substantial part of its property, or for the winding up or liquidation of its affairs, and such decree, judgment or order shall have remained in force for a period of 60 consecutive days; or any substantial part of the property of the Company shall be sequestered or attached and shall not be returned to the possession of the Company or released from such attachment whether by filing of a bond or stay or otherwise within 60 consecutive days thereafter; or (ii) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other similar applicable law or the Company shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable, or admit in writing its inability, to pay its debts generally as they become due, or corporate action shall be taken by the Company in furtherance of any of the aforesaid actions. The occurrence of any of the above events before August 15, 2002 shall not constitute an Acceleration Event when it occurs, but if such event is continuing on August 15, 2002, it shall constitute an Acceleration Event on that date.

                  "Act" when used with respect to any Holder, has the meaning specified in Section 1.04(a).

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means the Person named as the "Agent" in the first paragraph of this Agreement until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean the Person who is then the Agent hereunder.

                  "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Applicable Market Value" has the meaning specified in Section 8.01(b).

                  "Authorized Officers" means, with respect to the Company, any two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer.

                  "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

                  "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

                  "Business Day" means any day that is not a Saturday, Sunday or a day on which the NYSE, the TSX or banking institutions or trust companies in The City of New York or The City of Toronto are authorized or obligated by law or executive order to be closed.

                  "Certificate" means a Unit Certificate or a Purchase Contract Certificate.

                  "Closing Price" has the meaning specified in Section 8.01(b).

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                  "Common Share Settlement" has the meaning specified in Section
8.02.

                  "Common Shares" means the Common Shares, without nominal or par value, of the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this Agreement until a successor shall have become such, and thereafter "Company" shall mean such successor.

                  "Company Order" or "Company Request" means a written order or request signed in the name of the Company by its Authorized Officers.

                  "Current Market Price" has the meaning specified in Section 8.03(a)(7).

                  "Custodial Agreement" means the custodial agreement, dated as of June 12, 2002, between the Agent and the Custodian.

                  "Custodian" means the Person named as the "Custodian" under the Custodial Agreement.

                  "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Units or Purchase Contracts as contemplated by Section 7.05(h).

                  "Early Settlement" has the meaning specified in Section
8.06(a).

                  "Early Settlement Date" has the meaning specified in Section 8.06(a)

                  "Early Settlement Rate" has the meaning specified in Section 8.06(b).

                  "Early Settlement Upon Cash Merger" has the meaning specified in Section 8.07(a).

                  "Early Settlement Upon Cash Merger Date" has the meaning specified in Section 8.07(a).

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time.

                  "Expiration Date" has the meaning specified in Section
1.04(f).

                  "Expiration Time" has the meaning specified in Section 8.03(a)(6).

                  "Global Certificate" means a Global Purchase Contract Certificate or a Global Unit Certificate.

                  "Global Purchase Contract Certificate" means a Purchase Contract Certificate that evidences all or part of the Purchase Contracts and is registered in the name of a Depositary or a nominee thereof.

                  "Global Unit Certificate" means a Unit Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

                  "Holder" means a Person in whose name a Unit evidenced by a Unit Certificate is registered in the Unit Register or a Person in whose name a Purchase Contract evidenced by a Purchase Contract Certificate is registered in the Purchase Contract Register.

                  "NYSE" has the meaning specified in Section 8.01(b).

                  "Officers' Certificate" means a certificate signed on behalf of the Company by Authorized Officers.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company and includes one or more opinions by one or more legal counsel.

                  "Outstanding Certificates" means, as of the date of determination, all Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                  (i) Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation; and

                  (ii) Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser.

                  "Outstanding Purchase Contracts" means, as of the date of determination, all Purchase Contracts evidenced by then outstanding Purchase Contract Certificates or outstanding Unit Certificates, except: (i) Purchase Contracts evidenced by outstanding Purchase Contract Certificates or outstanding Unit Certificates for which the Holder has exercised its right to Early Settlement in accordance with Section 8.06, (ii) Purchase Contracts evidenced by outstanding Purchase Contract Certificates or outstanding Unit Certificates for which the Holder has exercised its right to Early Settlement Upon Cash Merger in accordance with Section 8.07, and (iii) if an Acceleration Event has occurred; provided, however, that in determining whether the Holders of the requisite number of Purchase Contracts have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Purchase Contracts owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Purchase Contracts which the Agent actually knows to be so owned shall be so disregarded. Purchase Contracts so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Purchase Contracts and that the pledgee is not the Company or any Affiliate of the Company.

                  "Payment Date" means August 15 and February 15 of each year, commencing August 15, 2002 and ending August 15, 2005.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Certificate" of any particular Certificate means every previous Certificate evidencing all or a portion of the rights and obligations of the Holder under the Units or Purchase Contracts evidenced thereby; and, for the purposes of this definition, any Certificate authenticated and delivered under Section 7.06 or 11.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Certificate shall be deemed to evidence the same rights and obligations of the Holder as the mutilated, destroyed, lost or stolen Certificate.

                  "Principal Subsidiary" means Nortel Networks Limited, a Canadian corporation.

                  "Purchase Contract" means a prepaid forward purchase contract,
(i) which is an agreement of purchase and sale, obligating the Company to issue and deliver to the Holder, and entitling the Holder to receive, a number of Common Shares equal to the Settlement Rate on the terms and subject to the conditions set forth in Article Eight hereof, and (ii) which may or may not be evidenced by a Unit. As used herein, "Purchase Contract" refers to Purchase Contracts evidenced by Unit Certificates and/or Purchase Contract Certificates, as the context may require.

                  "Purchase Contract Certificate" means a certificate evidencing the rights of a Holder in respect of the number of Purchase Contracts specified in such certificate.

                  "Purchase Contract Component" has the meaning specified in
Section 11.02.

                  "Purchase Contract Register" and "Purchase Contract Registrar" have the respective meanings specified in Section 7.05(a).

                  "Purchased Shares" has the meaning specified in Section 8.03(a)(6).

                  "Record Date" for the amounts payable on any Payment Date means the fifteenth day (whether or not a Business Day), as the case may be, next preceding such Payment Date; provided, however, to the extent such amounts are payable on a Payment Date with respect to a Global Certificate, the "Record Date" shall mean the Business Day immediately prior to such Payment Date.

                  "Reference Price" means $1.410 per Common Share.

                  "Reorganization Event" has the meaning specified in Section 8.03(b).

                  "Representatives" means Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc, acting as representatives for the underwriters named in the Underwriting Agreement.

                  "Responsible Officer" means, when used with respect to the Agent, any officer or officers of the Agent assigned by the Agent to administer its stock transfer matters.

                  "Securities" has the meaning specified in Section 8.03(a)(4).

                  "Securities Act" means the United States Securities Act of 1933, as amended, and any statute successor thereto, in each case as amended from time to time.

                  "Settlement Date" means August 15, 2005.

                  "Settlement Rate" has the meaning specified in Section
8.01(a).

                  "Stock Transfer Office" means (i) the principal office of the Agent in Toronto, Ontario, Canada at which at any particular time its stock transfer business shall be administered, which office at the date hereof is located at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada and (ii) the offices of the Agent or its Affiliate, Computershare Trust Company, Inc., located in New York, New York, which office at the date hereof is located at 88 Pine Street, 19th Floor, New York New York.

                  "Threshold Appreciation Price" means $1.692 per Common Share.

                  "Trading Day" has the meaning specified in Section 8.01(b).

                  "Treasury Strip Component" has the meaning specified in
Section 11.02.

                  "Treasury Strips" means the zero-coupon United States Treasury securities in the face amounts, and with the maturity dates, specified in
Schedule 1 hereto.

                  "TSX" means the Toronto Stock Exchange.

                  "Underwriting Agreement" means the underwriting agreement relating to the Units dated June 6, 2002 between the Company and the several underwriters named therein.

                  "Unit" means and evidences the ownership by a Holder of (i) one Purchase Contract and (ii) six Treasury Strips of $1,000 denomination each that mature from February 15, 2003 through August 15, 2005 and a pro rata portion of Treasury Strips maturing on August 15, 2002, as specified in Schedule 1 hereto.

                  "Unit Certificate" means a certificate evidencing the rights of a Holder in respect of the number of Units specified on such certificate.

                  "Unit Order" means a written order, substantially in the form of Exhibit H hereto, signed in the name of the Company by its Authorized Officers solely in connection with the execution of Units by the Agent.

                  "Unit Register" and "Unit Registrar" have the respective meanings specified in Section 11.05(a).

                  Section 1.02. Compliance Certificates and Opinions.

                  Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel addressed to the Company and the Agent stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.03. Form of Documents Delivered to Agent.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 1.04.  Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 2.01) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Agent deems sufficient.

                  (c) The ownership of Units shall be proved by the Unit Register, and the ownership of Purchase Contracts shall be proved by the Purchase Contract Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit or Purchase Contract shall bind every future Holder of the same Unit or Purchase Contract and the Holder of every Certificate evidencing such Unit or Purchase Contract issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (e) The Agent may set any day as a record date for the purpose of determining the Holders entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders. With respect to any such action, the Agent shall set such a record date if requested to do so by the Holders of at least 10% of the Outstanding Certificates, and with respect to any such action that relates to any of the Purchase Contracts, the Agent shall set such a record date if requested to do so by the Company. If any record date is set pursuant to this paragraph, the Holders on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined in the next paragraph) by Holders of the requisite number on such record date. Nothing in this paragraph shall be construed to prevent the Agent from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Agent shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to each Holder in the manner set forth in Section 1.06.

                  (f) With respect to any record date set pursuant to this Section, the Agent (or, in the case of a record date requested by the Company or the Holders of at least 10% of the Outstanding Certificates, the Company or such Holders, respectively) may designate any date as the "Expiration Date" whereby any action as described in this Section must be taken on or prior to such date for such action to be effective and from time to time may change the Expiration Date to any earlier or later date; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing (in the case of a record date requested by the Company or the Holders of at least 10% of the Outstanding Certificates), and to each Holder in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Agent shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right and, if applicable, the right of the Company or the Holders of at least 10% of the Outstanding Certificates to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Section 1.05. Notices, etc., to Agent and the Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

                  (1) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Agent at Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Canada M5J 2Y1, Attention: Manager, Client Servicing, or at any other address previously furnished in writing by the Agent to the Holders and the Company, or

                  (2) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the

         Company at Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Agent by the Company, or

                  (3) the Custodian by the Agent or by any Holder shall be sufficient for any purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Custodian at Citibank, N.A., 111 Wall Street, New York, New York 10004, Attention:
         Kevin Conlon, Vice President, 24th Floor, Zone 5 or at any other address previously furnished in writing by the Custodian to the Agent and the Holders.


                  Section 1.06. Notice to Holders; Waiver

                  Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Unit Register or Purchase Contract Register, as the case may be, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then notice shall be deemed to have been duly given if published in an English language newspaper of general circulation in each of the United States and Canada, currently expected to be The Wall Street Journal (U.S. Eastern Edition) and The Globe and Mail (National Edition), respectively, or such other method of notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

                  Section 1.07. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.08. Successors and Assigns.

                  All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 1.09. Severability Clause.

                  In case any provision in this Agreement or in the Units or Purchase Contracts shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

                  Section 1.10.  Benefits of Agreement.

                  Nothing in this Agreement or in the Units or Purchase Contracts, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units or Purchase Contracts evidenced by their Certificates by their acceptance of delivery thereof.


                  Section 1.11. Governing Law.

                  This Agreement, the Units and Purchase Contracts shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 1.12. Legal Holidays.

                  In any case where any Early Settlement Date, any Early Settlement Upon Cash Merger Date or the Settlement Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Certificates) Purchase Contracts shall not be performed and Early Settlement or Early Settlement Upon Cash Merger shall not be effected on such date, but the Purchase Contracts shall be performed, or Early Settlement or Early Settlement Upon Cash Merger effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Early Settlement Date, Early Settlement Upon Cash Merger Date or Settlement Date, as the case may be; provided, that no interest shall accrue or be payable for the period from and after any such Early Settlement Date, Early Settlement Upon Cash Merger Date or Settlement Date, as the case may be.

                  Section 1.13. Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 1.14. Inspection of Agreement.

                  A copy of this Agreement shall be available at all reasonable times at the Stock Transfer Office for inspection by any Holder.

                  Section 1.15. Obligations of the Company.

                  The Company undertakes to perform, with respect to the Purchase Contracts, such obligations and only such obligations as are specifically set forth in this Agreement, and no implied covenants or obligations of any other kind or for any other purpose shall be read into this Agreement against the Company, including, without limitation, with respect to the Units or Treasury Strips. For the avoidance of doubt, the Company's obligations in this Agreement are limited to those expressly stated in Parts I and II of this Agreement, and the Company shall assume no responsibility in any respect for, including the accuracy or performance of, any of the provisions set forth in Part III of this Agreement; provided, however, the Company acknowledges that each Unit evidences ownership of a Purchase Contract, which shall be settled in accordance with Article Eight hereunder, and, as a convenience to the Holders, the Company shall authorize the Agent to execute Purchase Contracts evidenced by Unit Certificates that also evidence Treasury Strips.

                  Section 1.16. Force Majeure.

                  The Company and the Agent shall not be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

                  Section 1.17. Custody and Audit.

                  Unless otherwise instructed by the Company, all correspondence including Holder account inquiry letters shall be retained for a period of two
(2) years after completion of the services requested by such correspondence. The Company and the Agent (acting as Purchase Contract Registrar and Unit Registrar) shall meet periodically to agree on mutually acceptable retention periods for all other documents.

                  The Company shall have the right through its internal auditors or independent auditors, to examine, audit or inspect all records, documentation, ledgers, registers, books of account, share certificate inventories and other information maintained by the Agent (acting as Purchase Contract Registrar and Unit Registrar) which relates in any way to the services provided under this Agreement.

                  Upon the termination of this Agreement the Agent (acting as Purchase Contract Registrar and Unit Registrar) shall deliver the registers, ledgers, books of account, copies of documentation, Holder correspondence, share certificate inventories and all other retained documents with respect to its services to the Company or to such party as the Company may direct and shall certify to the Company the delivery of all such materials in its possession under the hand of the Authorized Officers. The Company shall acknowledge receipt or delivery of the materials under the hand of any officer.

                  Section 1.18. Reports.

                  The Agent (acting as Purchase Contract Registrar and Unit Registrar) shall prepare and submit to the Company at least semi-annually, and such other times as the Company may request, reports on duties performed and services provided to Holders. Such reports shall be prepared in a manner which will provide the Company the ability to analyze transactions on an aggregate, geographic and quantitative basis. The Agent (acting as Purchase Contract Registrar and Unit Registrar) shall respond to reasonable requests for additional Holder information as the Company may require from time to time.

            Section 1.19. Confidential Information.

            The Agent (acting as the Purchase Contract Registrar and Unit Registrar) shall hold in confidence throughout the term of this Agreement, including any renewal period, and for a period of three years thereafter and shall not, unless required by law, court proceeding or order of any regulatory authority or authorized third parties having a bona fide need to know for purposes in connection with this Agreement, any information related to the Holder accounts or services provided hereunder. In any case the Agent (acting as the Purchase Contract Registrar and Unit Registrar) is entitled to communicate Holder information to such Holders or if legally required to do so.

            The Agent (acting as the Purchase Contract Registrar and Unit Registrar) shall take reasonable steps to ensure that neither it nor any of its employees having access to information related to the Holder accounts or services provided hereunder uses such information for any other purpose except in accordance with the terms of this Agreement.


                                   ARTICLE TWO

                                    The Agent

            Section 2.01. Certain Duties and Responsibilities.

            (a)   (1)   The Agent undertakes to perform, with respect to the
      Units, the Treasury Strips and the Purchase Contracts, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

                  (2) The Agent shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, and, in the absence of bad faith or negligence on its part, shall not be obligated in any particular circumstance, unless a reasonably prudent person would in such circumstance, to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document, provided that in the case of any certificates or opinions which are specifically required by any provisions hereof to be furnished to the Agent, the Agent shall be under a duty to determine whether or not they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph (b) shall not be construed to limit the effect of paragraph (a) of this Section;

                  (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

                  (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

            (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

            Section 2.02. Notice of Default.

            Within 90 days after the Agent has actual knowledge of the occurrence of any breach by the Company hereunder, the Agent shall transmit by mail to all Holders, as their names and addresses appear in the Unit Register and Purchase Contract Register, respectively, notice of such breach hereunder, unless such breach shall have been cured or waived.

            Section 2.03. Certain Rights of Agent.

            Subject to the provisions of Section 2.01:

            (a) the Agent may act and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Company Order or Company Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

            (d) the Agent may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution and delivery of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (f) the Agent may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            (g) The Agent shall retain the right not to act and shall not be liable for refusing to act unless it shall have received clear instructions and documentation and sufficient time to give effect to such instructions and documentation.

            Section 2.04. Not Responsible for Recitals.

            The Agent assumes no responsibility for the correctness of the recitals contained herein.

            Section 2.05. May Hold Units.

            Any Unit Registrar, Purchase Contract Registrar, or any agent of the Company or the Agent, in its individual or any other capacity, may become the owner of Units or Purchase Contracts and may otherwise deal with the Company with the same rights it would have if it were not Unit Registrar, Purchase Contract Registrar, or such agent, or the Agent.

            Section 2.06. Money Held in Custody.

            All money held by the Agent hereunder shall be held by it as agent for the Holders entitled to such money. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder.

            Section 2.07. Compensation and Expense.

            (a)   The Agent shall be paid by the Company upon demand:

                  (1) full compensation for all services to be rendered by the Agent (in its capacity as Purchase Contract Registrar and Unit Registrar) hereunder during the term of this Agreement; and

                  (2) for all expenses to be incurred by the Agent in its capacity as Purchase Contract Registrar and Unit Registrar hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel during the term of this Agreement).

            (b) The Agent acknowledges receipt from Credit Suisse First Boston Corporation on behalf of the Holders of Units on the date hereof of:

                  (1) payment of its full compensation in advance for all services to be rendered by the Agent (in its capacity as Agent for the Holders) hereunder during the term of this Agreement; and

                  (2) payment in advance for all expected expenses to be incurred by the Agent (in its capacity as Agent for the Holders) hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel during the term of this Agreement).

            (c) In no event shall the Agent resign or fail to perform its duties (i) as Agent for the Holders because of any insufficiency of compensation or expense; prepayment; or (ii) as Purchase Contact Registrar and Unit
Registrar because of any insufficiency of compensation or expense reimbursements without providing the Company with prior 30-day written notice of such insufficiency, and such insufficiency is continuing after such 30-day notice period.

            Section 2.08. Corporate Agent Required; Eligibility.

            There shall at all times be an Agent hereunder which shall be a corporation organized and doing business in Canada or any province of Canada and authorized under such laws to carry on the business of a trust company and having a Stock Transfer Office in Toronto, Ontario, if there be such a corporation in Toronto, Ontario qualified and eligible under this Article and willing to act on reasonable terms. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 2.09. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 2.10.

            (b) The Agent may resign at any time by giving written notice thereof to the Company and the Holders of the Outstanding Certificates 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 2.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

            (c) The Agent may be removed at any time by Act of the Holders of a majority of the Outstanding Purchase Contracts delivered to the Agent and the Company.

            (d)   If at any time,

                  (1) the Agent shall cease to be eligible under Section 2.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (2) the Agent shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, may remove the Agent, or (ii) any Holder who has been a bona fide Holder of a Unit or a Purchase Contract for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

            (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 2.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by
Section 2.10, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

            (f) The Company shall give, or shall cause such successor Agent to give, prompt notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first class mail, postage prepaid, to all Holders as their names and addresses appear in the Unit Register and Purchase Contract Register, respectively. Each notice shall include the name of the successor Agent and the address of its Stock Transfer Office.

            (g) Upon the appointment of a successor Agent pursuant to this Article, the predecessor Agent shall promptly deliver to the successor Agent any remaining portion of the compensation and expenses received in advance by the predecessor Agent pursuant to either Section 2.07(b) or this Section 2.09(g) (to the extent such compensation and expenses were paid for the Agent's services hereunder as Agent for the Holders), such portion to be equal to the product of the aggregate amount paid to it under Section 2.07(b) or this Section 2.09(g) and a fraction, whose numerator is the number of days remaining until the Settlement Date and whose denominator is the number of days remaining until the Settlement Date plus the number of days such predecessor Agent has performed the duties hereunder.

            Section 2.10. Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent (with a copy to each Holder of Outstanding Certificates) an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the predecessor Agent; but, on the request of the Company or the successor Agent, such predecessor Agent shall execute and deliver an instrument transferring to such successor Agent all the rights and powers of the predecessor Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. Each such successor Agent whose office is not located in New York, New York shall execute and deliver to the Company an appointment of an agent of such successor Agent for service of process in the Borough of Manhattan in The City of New York substantially on the terms of Section 2.16.

            (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

            (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

            Section 2.11. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Agent may be amalgamated, merged or converted or with which it may be consolidated, or any corporation resulting from any amalgamation, merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to or purchasing all or substantially all the stock transfer and/or corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been executed, but not delivered, by the Agent then in office, any successor by amalgamation, merger, conversion or consolidation to such Agent may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Agent had itself executed such Certificates.

            Section 2.12. Preservation of Information; Communications to
Holders.

            (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Unit Registrar and Purchase Contract Registrar.

            (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent and furnish to the Agent reasonable proof that each such applicant has owned a Purchase Contract for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Purchase Contracts and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall, within five Business Days after the receipt of such application, afford such applicants access to the information preserved at the time by the Agent in accordance with Section 2.12(a).

            (c) Every Holder, by receiving and holding Certificates, agrees with the Company and the Agent that none of the Company, the Agent nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 2.12(b), regardless of the source from which such information was derived.

            (d) The Agent agrees to forward to Holders as soon as reasonably practicable any notices or other communications addressed to Holders (including tax information) that it receives from the Company.

            Section 2.13. No Obligations of Agent.

            Except to the extent otherwise provided in this Agreement or the Custodial Agreement, the Agent assumes no obligations and shall not, in any event, be subject to any liability under this Agreement, the Custodial Agreement or any Purchase Contract in respect of the obligations of the Company or the Holder thereunder.

            Section 2.14. Agent of the Holders.

            Except when the Agent is acting in its capacity as the Purchase Contract Registrar or the Unit Registrar hereunder (whereby it acts in its capacity as agent of the Company), the Agent shall be acting solely as agent of the Holders in connection with this Agreement, the Purchase Contracts and the Units and does not assume any fiduciary obligation or relationship of agency or trust for or with the Company.

            Section 2.15. Tax Compliance.

            (a) Upon instructions of the Company, the Agent shall prepare such tax returns as are requested by the Company and, on behalf of the Company, file such returns.

            (b) The Agent shall comply with any direction received from the Company with respect to the application of such requirements to matters specifically involving the Purchase Contracts, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of
Section 2.01(a)(2) hereof.

            (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request to the Company or to its authorized representative (in the case of such requirements in connection with the Purchase Contracts) and to any Holder of Outstanding Certificates or to its authorized representative.

            Section 2.16. Appointment of Affiliate for Service of Process.

            The Agent hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Agent irrevocably appoints Computershare Trust Company, Inc., currently located at 88 Pine Street, 19th Floor, New York, New York, or its successors or assigns, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Agent, by the person serving the same to such address, shall be deemed in every respect effective service of process upon the Agent in any such suit or proceeding. The Agent shall provide to the Company evidence of acceptance of such appointment concurrent with execution of this Agreement.

            Section 2.17. Limitation of Liability.

            (a) The Agent, when acting as Purchase Contract Registrar shall not incur any liability in refusing in good faith to effect any transfer which in its judgment is improper or unauthorized, or in carrying out honestly and in good faith, with due diligence and without negligence, any transfer which in its judgment is proper or authorized. The Agent shall be fully indemnified and held harmless by the Company in all cases where the Agent has acted in accordance with the foregoing or with the Company's instructions.

            (b) The Company hereby undertakes to indemnify and hold harmless the Agent, its affiliates, their current and former directors, officers, employees and agents from and against any and all claims, demands, losses, penalties, costs, expenses, fees and liabilities, including, without limitation, legal fees and expenses, directly or indirectly arising out of, in connection with, or in respect of, Parts I and II of this Agreement and the Agent's role as Unit Registrar in Part III of this Agreement, except where same results directly and principally from negligence, willful misconduct or bad faith on the part of the Agent. For the avoidance of doubt, the Company shall not indemnify the Agent for its role as Agent for the Holders under Part III of this Agreement, except for its role as Unit Registrar.

            (c) The Agent shall be under no obligation to prosecute or defend any action or suit arising out of its relationship with the Company under this Agreement which may involve expense or liability, but will do so at the request of the Company provided that the Company furnishes an indemnity satisfactory to the Agent against any expense or liability which might be incurred.

            (d) The Agent shall give prompt and timely notice to the Company of all demands, claims, assessments, proceedings, suits and actions made against the Agent arising in consequences of, arising from or in any way relating to this Agreement. The Company agrees that its obligation to indemnify the Agent hereunder shall accrue and become enforceable without prior demand or any other precedent action or proceeding, and shall survive the resignation or removal of the Agent or the termination of this Agreement.

           (e) The Agent (when acting as Purchase Contract or Unit Registrar) shall incur no responsibility or liability in regards to any claims, demands, losses, penalties, expenses, fees, costs and liabilities, including without limitation, legal fees and expenses, in regards to any and all claims regarding the assets deposited with the Agent (acting as the Purchase Contract or Unit Registrar) or for any action taken or not taken in connection with or under this Agreement, except where same results directly and principally from its negligence, willful misconduct or bad faith.

          (f) Under no circumstances whatsoever shall the Agent (acting as the Purchase Contract or Unit Registrar) be liable for special, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to, lost profits) even if the Agent (acting as the Purchase Contract or Unit Registrar) has been advised of the possibility of such loss or damage.

                                  ARTICLE THREE

                             Supplemental Agreements

            Section 3.01. Supplemental Agreements without Consent of Holders.

            Without the consent of any Holders, the Company (subject to Section 3.03) and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company (subject to Section 3.03) and the Agent, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Purchase Contracts; or

            (2) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

            (3) to make provision with respect to the rights of Holders pursuant to the requirements of Section 8.06(b); or

            (4) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, but in each case only (a) with respect to matters involving the Purchase Contracts and (b) to the extent such action does not adversely affect the rights or obligations of the Holders.

            Section 3.02. Supplemental Agreements with Consent of Holders.

            Except as set forth in Section 3.01, without the consent of the Holder of each Outstanding Purchase Contract affected thereby, the Company and the Agent shall not enter into any agreement or agreements supplemental hereto for the purpose of modifying in any manner any of the terms of this Agreement, the Units or the Purchase Contracts.

            Section 3.03. Execution of Supplemental Agreements.

            In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive and (subject to Section 2.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

            Section 3.04. Effect of Supplemental Agreements.

            Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

            Section 3.05. Reference to Supplemental Agreements.

            Certificates executed and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent, acting on an Opinion of Counsel, as to any matter provided for in such supplemental agreement. If the Agent shall so determine (or, in the case of any supplemental agreement affecting the Purchase Contracts, if the Company shall so request), new Certificates so modified as to conform, in the opinion of the Agent, acting on an Opinion of Counsel, and (if such Certificates were prepared at the Company's request) the Company, to any such supplemental agreement may be prepared, executed and delivered by the Agent in exchange for Outstanding Certificates.

                                  ARTICLE FOUR

                    Consolidation, Merger, Sale or Conveyance

            Section 4.01. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions.

            So long as there are any Outstanding Purchase Contracts, the Company will not amalgamate or merge with any other corporation or enter into any reorganization or effect any conveyance, transfer or lease of all or substantially all of the assets of it and its subsidiaries, taken as a whole (other than with or to the Principal Subsidiary or any other subsidiary of the Company that was in existence as of June 6, 2002), unless in any such case either (i) the Company shall be the surviving corporation or one of the continuing corporations, or (ii) the successor corporation (or the person that leases or that acquires by conveyance or transfer all or substantially all of the assets of the Company and its subsidiaries, taken as a whole) expressly assumes the obligations outstanding of the Company under the Outstanding Purchase Contracts and this Agreement, and the Company or such successor corporation is not, immediately after such amalgamation, merger, conveyance, transfer or lease, in default in the performance of any of such obligations.

            Section 4.02. Rights and Duties of Successor Corporation.

            In case of any such amalgamation, merger, reorganization, conveyance, transfer or lease and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company.

            In case of any such amalgamation, merger, reorganization, conveyance, transfer or lease, such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units or Purchase Contracts thereafter to be issued as may be appropriate.

            Section 4.03. Opinion of Counsel to Agent.

            The Agent, subject to Sections 2.01 and 2.03, may receive addressed to it an Opinion of Counsel as conclusive evidence that any such amalgamation, consolidation, merger, reorganization, sale or conveyance, and any such assumption, complies with the provisions of this Article.

                                  ARTICLE FIVE

                                   Covenants

            Section 5.01. Performance Under Purchase Contracts.

            The Company covenants and agrees for the benefit of the Holders that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

            Section 5.02. Maintenance of Office or Agency.

            The Agent shall maintain in Toronto, Ontario and New York, New York an office or agency where Certificates may be presented or surrendered for issuance of Common Shares upon settlement, Early Settlement, Early Settlement Upon Cash Merger or the occurrence of an Acceleration Event, where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company, the Agent or the Custodian (including with respect to delivery and payment instructions for Treasury Strips) in respect of the Units, the Purchase Contracts and this Agreement may be served. The Agent shall give prompt written notice to the Holders of the location, and any change in the location, of such office or agency. If at any time the Agent shall fail to maintain any such required office or agency or shall fail to furnish the Holders with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Stock Transfer Office.

            Section 5.03. Company to Reserve Common Shares; Listing of Common Shares.

            (a) The Company shall at all times prior to the Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares the full number of Common Shares issuable upon settlement of all Outstanding Purchase Contracts.

            (b) The Company further covenants that so long as the Common Shares are listed on the NYSE and the TSX, or each respective successor stock market, the Company shall cause all Common Shares issuable upon settlement of all Purchase Contracts to be listed on such stock exchanges.

            (c) The Company further covenants to the Holders that, if required under U.S. federal securities laws, it shall use commercially reasonable efforts to (1) have in effect a registration statement under the Securities Act covering the Common Shares to be delivered in respect of the Purchase Contracts being settled and (2) deliver a related current prospectus in connection therewith, in each case in a form that may be used in connection with Early Settlement under
Section 8.06 and Early Settlement Upon Cash Merger under Section 8.07.

            Section 5.04. Covenants as to Common Shares.

            The Company covenants that all Common Shares that are issued upon settlement of any Outstanding Purchase Contract will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

            Section 5.05. Statements of Officers of the Company as to Default.

            The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in breach in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company is in breach, specifying all such breaches and the nature and status thereof of which they may have knowledge.

            Section 5.06. Appointment of Agent of Service of Process.

            The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints CT Corporation System, located at 111 8th Avenue, New York, New York, 10011 as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the person serving the same to such address, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

                          PART II - PURCHASE CONTRACTS

                                  ARTICLE SIX

                      Purchase Contract Certificate Forms

            Section 6.01. Forms of Purchase Contract Certificates Generally.

            (a) The Purchase Contract Certificates shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by any Depositary therefor, or as may, consistent herewith, be determined by the Authorized Officers executing such Purchase Contract Certificates, as evidenced by their execution of the Purchase Contract Certificates.

            (b) The definitive Purchase Contract Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Authorized Officers executing the Purchase Contract Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

            (c) Every Global Purchase Contract Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form:

            THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND UNIT AGREEMENT.

                                  ARTICLE SEVEN

                         Purchase Contract Certificates

            Section 7.01. Purchase Contracts: Title and Terms.

            The aggregate number of Purchase Contracts (if any) evidenced by Purchase Contract Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 25,000 (subject to increase up to a maximum of 28,750 to the extent the over-allotment option of the underwriters under the Underwriting Agreement is exercised) minus the number of Purchase Contracts evidenced by Units, except for Purchase Contract Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Purchase Contract Certificates pursuant to
Section 3.05, 7.04, 7.05, 7.06 or 8.06.

            The Purchase Contract Certificates shall be issuable only in registered form.

            Section 7.02. Rights and Obligations Evidenced by the Purchase Contract Certificates.

            Each Purchase Contract Certificate shall evidence the Purchase Contracts specified therein, with each such Purchase Contract representing the rights of the Holder under one Purchase Contract. Prior to the Company's issuance and delivery of Common Shares under the Purchase Contracts, the Purchase Contracts shall not entitle the Agent or the Holders to any of the rights of a holder of Common Shares, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as shareholders in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as shareholders of the Company, except to the extent otherwise expressly provided in this Agreement.

            Section 7.03. Execution, Authentication, Delivery and Dating of Purchase Contract Certificates.

            (a) Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Purchase Contract Certificates, together with a Company Order, executed by the Company to the Agent for authentication and delivery, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver them in accordance with this Agreement. The execution and authentication of the Purchase Contract Certificates may be by manual or facsimile signature.

            (b) Upon receiving notification from the Agent that a Holder has withdrawn the Treasury Strips from some or all of the Units owned by such Holder in accordance with Section 11.09, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate, a Purchase Contract Certificate, registered in the name of such Holder, evidencing the same Purchase Contracts as were evidenced by such Units. If the Holder fails to specify in the notice to the Agent referred to in Section 11.09(a)(1) whether it wants to hold such Purchase Contracts directly in the form of a definitive Purchase Contract Certificate or as a beneficial owner in a Global Purchase Contract Certificate, such Purchase Contracts shall be evidenced by a beneficial interest in a Global Purchase Contract Certificate.

            (c) Purchase Contract Certificates shall be manually executed on behalf of the Company by Authorized Officers. Purchase Contract Certificates bearing the manual signatures of individuals who were at any time Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Purchase Contract Certificates or did not hold such offices at the date of such Purchase Contract Certificates.

            (d) Each Purchase Contract Certificate shall be dated the date of its authentication.

            (e) No Purchase Contract Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Purchase Contract Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Agent (acting as Purchase Contract Registrar) by manual signature, and such certificate upon any Purchase Contract Certificate shall be conclusive evidence, and the only evidence, that such Purchase Contract Certificate has been duly authenticated and delivered hereunder.

            Section 7.04. Temporary Purchase Contract Certificates.

            (a) Pending the preparation of definitive Purchase Contract Certificates, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver, in lieu of such definitive Purchase Contract Certificates, temporary Purchase Contract Certificates which are in substantially the form set forth in Exhibit A, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may, consistent herewith, be determined by the Company, as evidenced by the execution of the Purchase Contract Certificates.

            (b) If temporary Purchase Contract Certificates are issued, the Company will cause definitive Purchase Contract Certificates to be prepared without unreasonable delay. After the preparation of definitive Purchase Contract Certificates, the temporary Purchase Contract Certificates shall be exchangeable for definitive Purchase Contract Certificates upon surrender of the temporary Purchase Contract Certificates at the Stock Transfer Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Purchase Contract Certificates, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver, in exchange therefor, one or more definitive Purchase Contract Certificates evidencing the same Purchase Contracts, as the temporary Purchase Contract Certificate or Purchase Contract Certificates so surrendered. Until so exchanged, the temporary Purchase Contract Certificates shall in all respects evidence the same entitlements and the same obligations with respect to the same Purchase Contracts, evidenced thereby as definitive Purchase Contract Certificates.

            Section 7.05. Purchase Contract Certificate Registration; Registration of Transfer and Exchange.

            (a) The Agent shall keep at the Stock Transfer Office a register (the "Purchase Contract Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Purchase Contract Certificates and of transfers of Purchase Contract Certificates (the Agent, in such capacity, the "Purchase Contract Registrar").

            (b) Upon surrender for registration of transfer of any Purchase Contract Certificate at the Stock Transfer Office, the Agent shall execute and deliver, in the name of the designated transferee or transferees, one or more new Purchase Contract Certificates evidencing the same Purchase Contracts.

            (c) At the option of the Holder, Purchase Contract Certificates may be exchanged for other Purchase Contract Certificates evidencing the same Purchase Contracts upon surrender of the Purchase Contract Certificates to be exchanged at the Stock Transfer Office. Whenever any Purchase Contract Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver, the Purchase Contract Certificates which the Holder making the exchange is entitled to receive.

            (d) All Purchase Contract Certificates issued upon any registration of transfer or exchange of a Purchase Contract Certificate shall evidence the ownership of the same Purchase Contracts and be entitled to the same entitlements and subject to the same obligations, under this Agreement as the Purchase Contracts evidenced by the Purchase Contract Certificate surrendered upon such registration of transfer or exchange.

            (e) Every Purchase Contract Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Agent (acting as Purchase Contract Registrar) duly executed, by the Holder thereof or his attorney duly authorized in writing.

            (f) No service charge shall be made for any registration of transfer or exchange of a Purchase Contract Certificate, but the Agent (acting as Purchase Contract Registrar) may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Purchase Contract Certificates, other than any exchanges pursuant to Sections 3.05, 7.05(b), and
7.06 not involving any transfer. Notwithstanding the foregoing or any other provision in this Agreement or any schedule of fees, the Agent (acting as Purchase Contract Registrar) may seek such additional compensation, costs and expenses from any Holder for any additional time, effort, responsibility, cost, and/or expense incurred or expended by the Agent (acting as Purchase Contract Registrar), including without limitation for any rush transfer request, in order to comply with any function as Agent (acting as Purchase Contract Registrar).

            (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall not be obligated to authenticate and deliver, any Purchase Contract Certificate presented or surrendered for registration of transfer or for exchange on or after the Settlement Date or the Acceleration Date. In lieu of delivery of a new Purchase Contract Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall, if the Settlement Date or the Acceleration Event has occurred, deliver the Common Shares issuable upon settlement of the Purchase Contracts evidenced by such Purchase Contract Certificate.

            (h) The provisions of clauses (1), (2), (3), (4) and (5) below shall apply only to Global Purchase Contract Certificates:

                  (1) Each Global Purchase Contract Certificate executed under this Agreement shall be registered in the name of the Depositary designated for such Global Purchase Contract Certificate or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Purchase Contract Certificate shall constitute a single Purchase Contract Certificate for all purposes of this Agreement.

                  (2) No Global Purchase Contract Certificate may be exchanged in whole or in part for Purchase Contract Certificates registered, and no transfer of a Global Purchase Contract Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Purchase Contract Certificate or a nominee thereof unless (A) such Depositary (i) has notified the Agent that it is unwilling or unable to continue as Depositary for such Global Purchase Contract Certificate or
      (ii) has ceased to be a clearing agency registered under the Exchange Act or (B) there shall have occurred and be continuing a breach by the Company in respect to its obligations under this Agreement.

                  (3) Subject to clause (2) above, any exchange of a Global Purchase Contract Certificate for other Purchase Contract Certificates may be made in whole or in part, and all Purchase Contract Certificates issued in exchange for a Global Purchase Contract Certificate or any portion thereof shall be registered in such names as the Depositary for such Global Purchase Contract Certificate shall direct.

                  (4) Every Purchase Contract Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Purchase Contract Certificate or any portion thereof, whether pursuant to this Section, Section 7.04, 7.06 or 8.06 or otherwise, shall be executed on behalf of the Holders and delivered in the form of, and shall be, a Global Purchase Contract Certificate, unless such Purchase Contract Certificate is registered in the name of a Person other than the Depositary for such Global Purchase Contract Certificate or a nominee thereof.

                  (5) The rights of each beneficial owner of a Global Purchase Contract Certificate, whereby ownership and transfers are maintained and made through book entries by the Depositary, shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such beneficial owners and the Depositary and/or its participants.

            Section 7.06. Mutilated, Destroyed, Lost and Stolen Purchase Contract Certificates.

            (a) If any mutilated Purchase Contract Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver in exchange therefor, a new Purchase Contract Certificate, evidencing the same Purchase Contracts and bearing a number not contemporaneously outstanding.

            (b) If there shall be delivered to the Company and the Agent (i) evidence to the Company's and the Agent's satisfaction of the destruction, loss or theft of any Purchase Contract Certificate, and (ii) such security, indemnity or surety at the cost of the Holder as may be required by the Company, in its sole discretion, or the Agent, in its sole discretion, to save the Agent, the Company and any of their respective agents harmless, then, in the absence of notice to the Company or the Agent that such Purchase Contract Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall authenticate and deliver to the Holder, in lieu of any such destroyed, lost or stolen Purchase Contract Certificate, a new Purchase Contract Certificate, evidencing the same Purchase Contracts and bearing a number not contemporaneously outstanding.

            (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent (acting as Purchase Contract Registrar) shall not be obligated to authenticate and deliver to the Holder, any Purchase Contract Certificate on or after the Settlement Date or the Acceleration Date. In lieu of delivery of a new Purchase Contract Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall, if the Settlement Date or the Acceleration Event has occurred, deliver the Common Shares issuable in respect of the Purchase Contracts evidenced by such Purchase Contract Certificate.

            (d) Upon the issuance of any new Purchase Contract Certificate under this Section, the Agent (acting as Purchase Contract Registrar) may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent or the Custodian) connected therewith.

            (e) Every new Purchase Contract Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Purchase Contract Certificate shall constitute an original additional contractual obligation of the Company and of the Agent, whether or not the destroyed, lost or stolen Purchase Contract Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement.

            (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or settlement of mutilated, destroyed, lost or stolen Purchase Contract Certificates.

            Section 7.07. Persons Deemed Owners of Purchase Contracts.

            (a) Prior to due presentment of a Purchase Contract Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Purchase Contract Certificate is registered as the owner of the Purchase Contracts evidenced thereby and for all other purposes whatsoever, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

            (b) Notwithstanding the foregoing, with respect to any Global Purchase Contract Certificate, (i) nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Purchase Contract Certificate or impair, as between such Depositary and owners of beneficial interests in such Global Purchase Contract Certificate, the operation of customary practices governing the exercise of rights of such Depositary (or its nominee) as Holder of such Global Purchase Contract Certificate and (ii) the Company, the Agent and any agent of the Company or the Agent shall be entitled to deal with the Depositary for all purposes of this Agreement as the sole Holder of the Purchase Contracts evidenced by Global Purchase Contract Certificates and shall have no obligation to the beneficial owners of such Global Purchase Contract Certificates.

            Section 7.08. Cancellation of Purchase Contract Certificates.

            (a) All Purchase Contract Certificates surrendered for delivery of Common Shares on or after the Settlement Date, on or after the occurrence of an Acceleration Event or pursuant to an Early Settlement or an Early Settlement Upon Cash Merger or in connection with the registration of transfer or exchange shall, if surrendered to any Person other than the Agent, be delivered to the Agent (acting as Purchase Contract Registrar) and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent (acting as Purchase Contract Registrar) for cancellation any Purchase Contract Certificates previously executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Purchase Contract Certificates so delivered shall be promptly cancelled by the Agent(acting as Purchase Contract Registrar). No Purchase Contract Certificates shall be executed and delivered in lieu of or in exchange for any Purchase Contract Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Purchase Contract Certificates held by the Agent (acting as Purchase Contract Registrar) shall be disposed of in accordance with the Agent's customary policies.

            (b) If the Company or any Affiliate of the Company shall acquire any Purchase Contract Certificate, such acquisition shall not operate as a cancellation of such Purchase Contract Certificate unless and until such Purchase Contract Certificate is delivered to the Agent (acting as Purchase Contract Registrar) cancelled or for cancellation.

                                 ARTICLE EIGHT

                             The Purchase Contracts

            Section 8.01. Issuance of Common Shares.

            (a) Each Purchase Contract is an agreement of purchase and sale which shall obligate the Company to issue on the Settlement Date, in consideration of the purchase price of $22,542.33 per Purchase Contract paid by the initial Holders a number of Common Shares equal to the Settlement Rate, unless an Acceleration Event, an Early Settlement or an Early Settlement Upon Cash Merger occurs on or prior to the Settlement Date. The "Settlement Rate" is equal to: (i) if the Applicable Market Value (as defined below) is greater than the Threshold Appreciation Price, 16,885.93 Common Shares per Purchase Contract;
(ii) if the Applicable Market Value is less than or equal to the Threshold Appreciation Price but is greater than the Reference Price, a number of Common Shares per Purchase Contract equal to $28,571.00 divided by the Applicable Market Value; and (iii) if the Applicable Market Value is less than or equal to the Reference Price, 20,263.12 Common Shares per Purchase Contract, in each case subject to adjustment as provided in Section 8.03. As provided in Section 8.08, no fractional Common Share will be issued upon settlement of Purchase Contracts. On the Settlement Date, the Company shall calculate the Settlement Rate as aforesaid and provide a written notice to the Agent setting forth the Settlement Rate and the calculation thereof in reasonable detail.

            (b) The "Applicable Market Value" means the average of the Closing Prices per Common Share on each of the twenty consecutive Trading Days ending on the third Trading Day immediately preceding the Settlement Date. The "Closing Price" of the Common Shares on any date of determination means the closing sale price during regular trading hours (or, if no closing price is reported, the last reported sale price) of the Common Shares on the New York Stock Exchange (the "NYSE") on such date or, if the Common Shares are not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Shares are so listed, or if the Common Shares are not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Shares are not so reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Shares (A) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) have traded at least once on any national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

            Section 8.02. Delivery of Common Shares.

            Unless an Acceleration Event shall have occurred on or prior to the Settlement Date, on the Settlement Date, subject to Section 8.03(b), the Agent shall notify the Company of the number of Common Shares to be delivered in respect of Outstanding Purchase Contracts pursuant to the Settlement Rate and all amounts to be paid in respect of any fractional shares and the Company shall deliver or cause to be delivered to the Agent, for the benefit of the Holders of the Outstanding Purchase Contracts, one or more certificates representing such number of Common Shares registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for Common Shares, together with any dividends or distributions with respect thereto for which a record date and payment date for such dividend or distribution has occurred after the Settlement Date, being hereinafter referred to as the "Common Share Settlement") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor that number of whole Common Shares which such Holder is entitled to receive pursuant to the provisions of this Article (after taking into account all Purchase Contracts, including those evidenced by Units, then held by such Holder) together with cash in lieu of fractional shares as provided in Section 8.08 and any dividends or distributions with respect to such shares constituting part of the Common Share Settlement, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions on the Certificate. For the avoidance of doubt, no Holder shall be entitled to any dividends or distributions with respect to the Common Shares for which the record date occurs prior to the Settlement Date.

            If any Common Shares issued in respect of a Purchase Contract are to be registered in the name of a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Agent that such tax either has been paid or is not payable.

            Section 8.03. Adjustment of Settlement Rate.

            (a)   Adjustments for Dividends, Distributions, Share Splits, Etc.

                  (1) Share Dividends. If the Company shall after the date of this Agreement pay a dividend or make a distribution to all holders of the outstanding Common Shares in Common Shares, the Settlement Rate in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 8.03(a)(1) is declared but not so paid or made, the Settlement Rate shall again be adjusted to the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

                  (2) Share Purchase Rights. If the Company issues rights or warrants to all or substantially all holders of its outstanding Common Shares that entitle the holders of its Common Shares for a period expiring within 60 days after the record date for the determination of shareholders entitled to receive such rights or warrants, to subscribe for or purchase Common Shares, or securities convertible into Common Shares, at a price per share less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing such Settlement Rate in effect at the opening of business on the date following the date fixed for such determination by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of Common Shares outstanding on the close of business on the date fixed for such determination plus the number of additional Common Shares so offered for subscription or purchase. Such increase shall become effective immediately after the opening of business on the day following the date fixed for the determination. To the extent that Common Shares are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Settlement Rate shall be readjusted to be the Settlement Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (3) Share Splits; Reverse Splits. If the outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if the outstanding Common Shares shall be combined into a smaller number of Common Shares, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) Debt or Asset Distributions. If the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 8.03(a)(1) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (i) any rights or warrants of a type referred to in

      Sections 8.03(a)(1) or 8.03(a)(2), (ii) rights described in the second succeeding paragraph of this Section 8.03(a)(4) (including rights distributed to all holders of its Common Shares pursuant to a shareholder rights plan) and (iii) dividends and distributions paid exclusively in cash) (the foregoing hereinafter in this Section 8.03(a)(4) called the "Securities"), then, in each such case, the Settlement Rate shall be increased so that the same shall be equal to the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the record date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Securities so distributed applicable to one Common Share and the denominator shall be such Current Market Price, such increase to become effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the then fair market value (as so determined by the Board of Directors) of the portion of the Securities so distributed applicable to one Common Share is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, the Company may elect to deliver to each Holder on the Settlement Date upon settlement of a Purchase Contract the amount of Securities such Holder would have received as a holder of Common Shares immediately prior to such record date. If such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 8.03(a)(4) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 8.03(a)(5) to the extent possible.

            Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events: (i) are deemed to be transferred with such Common Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 8.03(a)(4) (and no adjustment to the Settlement Rate under this Section 8.03(a)(4) shall be made).

            For purposes of this Section 8.03(a)(4) and Sections 8.03(a)(1) and
      (2), any dividend or distribution to which this Section 8.03(a)(4) is applicable that also includes Common Shares, or rights or warrants to subscribe for or purchase Common Shares to which Section 8.03(a)(2) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such Common Shares or rights or warrants to which Section 8.03(a)(2) applies (and any Settlement Rate increase required by this Section 8.03(a)(4) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Common Shares or such rights or warrants (and any further Settlement Rate increase required by Sections 8.03(a)(1) and (2) with respect to such dividend or distribution shall then be made, except that (A) the record date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "record date fixed for such determination" and "record date" within the meaning of
      Section 8.03(a)(1) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants," "the record date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such record date" within the meaning of
      Section 8.03(a)(2) and (B) any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 8.03(a)(1)).

                  (5) Cash Distributions. If the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares cash (excluding any cash that is distributed in a Reorganization Event to which Section 8.03(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (i) the aggregate amount of any other such all cash distributions to all holders of its Common Shares within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offers (within the meaning of U.S. federal securities laws) by the Company or any of its subsidiaries for all or any portion of the Common Shares concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) of this Section has been made, exceeds 15% of the product of the Current Market Price on the date for the determination with respect to such distribution times the number of Common Shares outstanding on such date, then, and in each such case, immediately after the close of business on such date of determination, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination by a fraction (i) the numerator of which is the Current Market Price on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 15% and (y) the number of Common Shares outstanding on such date for determination and (ii) the denominator of which shall be equal to the Current Market Price per Common Share on such date of determination; provided, however, that if the portion of the cash so distributed applicable to one Common Share is equal to or greater than the Current Market Price of the Common Shares on the record date, in lieu of the foregoing adjustment, the Company may elect to deliver to each Holder upon settlement of a Purchase Contract an amount of cash equal to the cash and the fair market value of the non-cash consideration (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) such Holder would have received as a holder of Common Shares immediately prior to such record date.

                  (6) Tender Offers. If a tender or exchange offer within the meaning of the U.S. securities laws made by the Company or any subsidiary of the Company for all or any portion of the Common Shares expires and such tender or exchange offer (as amended upon the expiration thereof) requires the Company or such subsidiary to pay to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares, as hereinafter defined) an aggregate consideration that has a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Shares expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (II) the aggregate amount of any distributions to all holders of the Common Shares made exclusively in cash within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per Common Share as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of Common Shares outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per Common Share on the date of the Expiration Time and (II) the number of Common Shares outstanding (including any tendered shares) at the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares, and (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per Common Share as of the Expiration Time and (B) the number of Common Shares outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                  (7) "Current Market Price". The "Current Market Price" per Common Share on any day means the average of the daily Closing Prices per Common Share for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Settlement Rate occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by dividing such Closing Price by the same fraction by which the Settlement Rate is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Settlement Rate occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Closing Price by the reciprocal of the fraction by which the Settlement Rate is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution,
      (2) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Shares trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Settlement Rate are called for pursuant to this Section 8.03(a), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this
      Section 8.03(a) and to avoid unjust or inequitable results as determined in good faith by the Board of Directors (whose determination shall be conclusive and described in a Board Resolution).

            (b) Adjustment for Consolidation, Merger or Other Reorganization Event. If any of the following events occur: (i) any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any amalgamation, arrangement, consolidation, merger, share exchange or combination of the Company with another corporation (other than with or into the Principal Subsidiary or any other subsidiary of the Company that was in existence as of June 6, 2002) as a result of which holders of Common Shares shall be entitled to receive shares of stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, or (iii) any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety to any other corporation as a result of which holders of Common Shares shall be entitled to receive shares of stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares (other than to the Principal Subsidiary or any other subsidiary of the Company that was in existence as of June 6, 2002) (any such event, a "Reorganization Event"), the Company may, in its sole discretion, elect to deliver to each Holder on the Settlement Date, with respect to each Purchase Contract, the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such Reorganization Event by a Holder of the number of Common Shares issuable upon settlement of the Purchase Contract if the Settlement Date had occurred immediately prior to such Reorganization Event, assuming such holder of Common Shares did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Reorganization Event (provided that, if the kind or amount of securities, cash or other property receivable upon such Reorganization Event is not the same for each Common Share in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of this Section 8.03(b), the kind and amount of securities, cash or other property receivable upon such Reorganization Event for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). In the event of such a Reorganization Event, the Person formed by such amalgamation, consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holders of each Outstanding Purchase Contract shall have the rights provided by this Section 8.03. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. If, in the case of any such Reorganization Event, the stock or other securities and assets receivable thereupon by a holder of Common Shares includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such Reorganization Event, then such supplemental agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of each Outstanding Purchase Contract as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The above provisions of this Section shall similarly apply to successive Reorganization Events. If the Company fails to make the election referred to in the first full sentence of this paragraph (b), each Holder will have the right to early settle its Purchase Contracts on the same basis and in accordance with the same procedures as provided for under Section 8.07, whether or not the Reorganization Event is a Cash Merger for purposes of Section 8.07(a).

            (c) Calculating Adjustment of Settlement Rate. All calculations under this Article shall be made by the Company, and adjustments to the Settlement Rate will be calculated to the nearest 1/10,000th of a share. No adjustment in the Settlement Rate will be required unless such adjustment would require an increase or decrease of at least one percent in the Settlement Rate; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is to be made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5) or (6) of Section 8.03(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in

Section 8.01(a) will apply on the Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5) or (6) of Section 8.03(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment, provided that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1),
(2), (3), (4), (5) or (6) of Section 8.03(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

            Section 8.04. Notice of Adjustments and Certain Other Events.

            (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

                  (i) forthwith compute the adjusted Settlement Rate in accordance with Section 8.03 and prepare and transmit to the Agent an Officers' Certificate setting forth the adjusted Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                  (ii) within ten Business Days following the occurrence of an event that permits or requires an adjustment to the Settlement Rate pursuant to Section 8.03 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Agent of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

            (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Purchase Contracts or Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at the time be issued or delivered under any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any Common Shares pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

            Section 8.05. Acceleration Event; Notice.

            If an Acceleration Event occurs, the Purchase Contracts and the obligations and rights of the Company and the Holders thereunder shall immediately and automatically accelerate, without the necessity of any notice or action by any Holder, the Agent or the Company. Upon the occurrence of an Acceleration Event, the Company shall give written notice to the Agent and to the Holders of Purchase Contracts in accordance with Sections 1.05 and 1.06. Upon and after the occurrence of an Acceleration Event, the Holders will be entitled to receive from the Company 20,263.12 Common Shares per Purchase Contract, which number shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted.

            Section 8.06. Early Settlement.

            (a) Commencing August 15, 2002, and subject to and upon compliance with the provisions of this Section 8.06 at the option of the Holder of Purchase Contracts (including Purchase Contracts evidenced by Units), Purchase Contracts may be settled early ("Early Settlement") as provided herein. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts (including Purchase Contracts evidenced by Units), the Holder of the Certificate evidencing such Purchase Contracts shall deliver such Certificate to the Agent at the Stock Transfer Office duly endorsed for transfer in blank with the form of Election for Early Settlement on the reverse thereof duly completed. If the foregoing requirements are first satisfied with respect to Purchase Contracts at or prior to 5:00 p.m., Toronto time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Purchase Contracts and if such requirements are first satisfied after 5:00 p.m., Toronto time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Purchase Contracts shall be the next succeeding Business Day. The Agent shall promptly notify the Company of the Early Settlement and such notification shall include the number of Common Shares to be issued and delivered pursuant to Section 8.06(b) and the names in which the Common Shares are to be registered.

            (b) Upon Early Settlement of Purchase Contracts (including Purchase Contracts evidenced by Units) by a Holder, the Company shall issue, and such Holder shall be entitled to receive, a number of Common Shares upon settlement of each Purchase Contract as to which Early Settlement is effected equal to the Early Settlement Rate. The "Early Settlement Rate" shall initially be equal to 16,011.04 Common Shares per Purchase Contract for the period on or after August 15, 2002 and prior to February 15, 2003 and 16,885.93 Common Shares per Purchase Contract for the period on or after February 15, 2003 and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 8.06, the Company shall issue and shall deliver to the Agent at the Stock Transfer Office a certificate or certificates for the full number of Common Shares issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 8.08.

            (c) The Company shall cause the Common Shares issuable upon Early Settlement of Purchase Contracts to be issued and delivered to the Agent, for delivery to the Holder thereof or its designee, no later than the third Business Day after receipt of notification pursuant to Section 8.06(a) from the Agent.

            (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of the Common Shares from the Company, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election for Early Settlement on the reverse of the Certificate evidencing the related Units or Purchase Contracts, as the case may be, deliver the full number of Common Shares issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 8.08.

                  (e) In the event that Early Settlement is effected with respect to Purchase Contracts evidenced by less than all the Units or Purchase Contracts evidenced by a Certificate, upon such Early Settlement the Company shall execute and deliver to the Agent, and the Agent shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units or Purchase Contracts as to which Early Settlement was not effected.

                  (f) Notwithstanding the foregoing, no election for Early Settlement by any Holder will be permitted at any time during which an effective registration statement under the Securities Act and a related current prospectus covering the Common Shares to be delivered in respect of the Purchase Contracts being settled is required under the U.S. federal securities laws but is not available.

                  Section 8.07. Early Settlement Upon Cash Merger. (a) Commencing August 15, 2002, upon any amalgamation, arrangement, consolidation, merger or other reorganization event with respect to the Company of the type described in clause (ii) of Section 8.03(b) in which all of the Common Shares outstanding immediately prior to such event are exchanged for or converted into consideration at least 30% of the value of which (such 30% determination based on a valuation provided by a nationally recognized investment banking firm selected by the Company) consists of cash or cash equivalents (any such event a "Cash Merger"), the Company shall be required to offer the Holder of each Purchase Contract the right to settle the Purchase Contract prior to the Settlement Date (an "Early Settlement Upon Cash Merger" and the date on which such early settlement occurs, which shall occur immediately prior to the Merger Effective Date (as defined below), the "Early Settlement Upon Cash Merger Date") as provided herein; provided, however, that no Early Settlement Upon Cash Merger shall be permitted if on the Early Settlement Upon Cash Merger Date an effective registration statement under the Securities Act and a related current prospectus covering Common Shares to be delivered in respect of the Purchase Contracts being settled is required under the U.S. federal securities laws but is not available. The Company or, at the request and expense of the Company, the Agent, shall give all Holders of Purchase Contracts notice of any proposed Cash Merger and of the right of Early Settlement Upon Cash Merger arising as a result thereof at least 25 days prior to the date on which the Cash Merger is to become effective (the "Merger Effective Date"). The Company shall also deliver a copy of such notice to the Agent and the Custodian.

                  Each such notice shall contain:

                           (i) the date, which shall be not more than five Business Days prior to the Merger Effective Date, by which the Early Settlement Upon Cash Merger right must be exercised (the "Merger Election Date");

                           (ii) an explanation of how the Settlement Rate in effect as a result of such Cash Merger will be calculated, which shall be calculated in accordance with Section 8.01(a) hereof, by substituting for the Applicable Market Value the volume-weighted average trading price of the Common Shares on the NYSE during regular trading hours for the five Trading Days ending on the Trading Day immediately preceding the Merger Election Date or, if the Common Shares are not listed for trading on the NYSE on the Merger Election Date, the market value of the Common Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company (the "Early Settlement Upon Cash Merger Rate");

                           (iii) to the extent known to the Company, the kind and amount of securities, cash and other property receivable pursuant to the Cash Merger by the holders of Common Shares; and

                           (iv) the instructions a Holder must follow to exercise the Early Settlement Upon Cash Merger right.

                  (b) To exercise the Early Settlement Upon Cash Merger right, a Holder shall deliver to the Agent at the Stock Transfer Office on or before 5:00 p.m., New York City time on the Merger Election Date specified in the notice (i) the Certificate(s) evidencing the Units or Purchase Contracts, as applicable, with respect to which the Early Settlement Upon Cash Merger right is being exercised duly endorsed in blank with the form of Election for Early Settlement Upon Cash Merger on the reverse thereof duly completed and (ii) payment of any transfer or similar taxes payable in connection with the issuance of Common Shares to any person than the Holder (if applicable).

                  (c) Effective on the Early Settlement Upon Cash Merger Date, the exercising Holder or its designee shall become a holder of Common Shares and shall be entered on the register for the Common Shares as the registered holder of that number of Common Shares deliverable under such Holder's Purchase Contracts for which such Early Settlement Upon Cash Merger was exercised, determined with reference to the Settlement Rate (determined in accordance with Section 8.07(a)(ii)) (with the intent that such Holder or its designee shall participate in the Cash Merger as the registered holder of such Common Shares) and the Company (or the successor to the Company resulting from the Cash Merger) shall, as promptly as practicable following the Merger Effective Date, deliver or cause to be delivered such Holder's or its designee's Common Share certificates, in accordance with Section 8.02. In the event an Early Settlement Upon Cash Merger right is exercised by a Holder in accordance with the terms hereof, all references herein to Settlement Date shall be deemed to refer to such Early Settlement Upon Cash Merger Date.

                  (d) Upon the Early Settlement Upon Cash Merger of any Purchase Contracts, the Agent shall instruct the Custodian to transfer to the Holder the Treasury Strips evidenced by any Units that also evidence such Purchase Contracts in accordance with the instructions provided by the Holder thereof on the applicable form of Election for Early Settlement Upon Cash Merger on the reverse of the Certificate evidencing the related Units, or Purchase Contracts, as applicable.

                  (e) In the event that Early Settlement Upon Cash Merger is effected with respect to Purchase Contracts evidenced by fewer than all the Units evidenced by a Certificate, upon such Early Settlement Upon Cash Merger the Company (or the successor to the Company resulting from the Cash Merger) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units, or as applicable the Purchase Contracts, as to which Early Settlement Upon Cash Merger was not effected.

                  (f) If (1) a Holder of Purchase Contracts does not elect to exercise its Early Settlement Upon Cash Merger right, or (2) if a Holder of Purchase Contracts exercises its Early Settlement Upon Cash Merger right but the Cash Merger does not occur for any reason, then such Holder's Purchase Contracts will not be settled and will remain outstanding.

                  (g) Notwithstanding the foregoing, no election for Early Settlement Upon Cash Merger by any Holder will be permitted at any time during which an effective registration statement and current prospectus covering the Common Shares to be delivered in respect of the Purchase Contracts being settled is required under the U.S. federal securities laws but is not available.

                  Section 8.08.  No Fractional Shares.

                  No fractional Common Shares or scrip representing fractional Common Shares shall be issued or delivered upon settlement on the Settlement Date, upon Early Settlement, upon Early Settlement Upon Cash Merger or upon an Acceleration Event. If Certificates evidencing more than one Purchase Contract are surrendered for settlement at one time by the same Holder, the number of full Common Shares to be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered by that Holder. Instead of any fractional Common Share which would otherwise be deliverable upon settlement of any Purchase Contracts on the Settlement Date, upon Early Settlement, upon Early Settlement Upon Cash Merger or upon an Acceleration Event, the Company, through the Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares at the Closing Price per share on the Trading Day immediately preceding the Settlement Date, the Early Settlement Date, the Early Settlement Upon Cash Merger Date or upon an Acceleration Event, respectively. Such payment shall be regarded as a purchase price adjustment in respect of the purchase price of Common Shares under a Purchase Contract. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 8.08 in a timely manner.

                  Section 8.09.  Charges and Taxes.

                  The Company shall pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the Common Shares pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Purchase Contract or any issuance of a Common Share in a name other than that of the registered Holder of a Unit Certificate surrendered in respect of the Purchase Contracts evidenced thereby or a registered Holder of a Purchase Contract Certificate surrendered in respect of the Purchase Contracts evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates or Common Shares unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not due.

                  Section 8.10.  Company to Deal Only With Agent.


                  All of the Company's obligations hereunder to provide notice or deliver any Common Shares, money or other property to the Holders shall be fully satisfied if the Company provides such notice, or delivers such Common Shares, money or other property, to the Agent, and in no event shall the Company be responsible for any failure of the Agent to timely perform its obligations under this Agreement.

                                  ARTICLE NINE

                           Purchase Contract Remedies

                  Section 9.01. Restoration of Purchase Contract Rights and Remedies.

                  If any Holder of Purchase Contracts has instituted any proceeding to enforce any right or remedy under this Agreement or the related Purchase Contracts and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Agent, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

                  Section 9.02. Rights and Remedies Cumulative for Purchase Contracts.

                  Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Purchase Contract Certificates in
Section 7.06(f), no right or remedy herein conferred upon or reserved to the Holders of Purchase Contracts is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 9.03. Delay or Omission Not Waiver of Purchase Contract Rights and Remedies.

                  No delay or omission of any Holder of Purchase Contracts to exercise any right or remedy shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders of Purchase Contracts may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

                  Section 9.04.  Undertaking for Costs -- Purchase Contracts.

                  The Company and the Agent agree, and each Holder of any Purchase Contract by its acceptance of the related Purchase Contract Certificate evidencing such Purchase Contract shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% of the Outstanding Purchase Contracts, or for enforcement of the right to receive delivery of Common Shares under the Purchase Contracts.

                  Section 9.05. Waiver of Stay or Extension Laws for Purchase Contracts.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants made by it herein or the performance by it of its obligations under this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

                                PART III - UNITS

                                   ARTICLE TEN

                             Unit Certificate Forms

                  Section 10.01.  Forms of Unit Certificates Generally.

                  (a) The Unit Certificates shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Units are listed or quoted or any Depositary therefor.

                  (b) The definitive Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Agent or the Responsible Officer executing the Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  (c) Every Global Unit Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT

                  IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND UNIT AGREEMENT.

                                 ARTICLE ELEVEN

                                    The Units

                  Section 11.01.  Units:  Title and Terms.

                  (a) Upon and as a consequence of receiving one or more Units evidenced by a Unit Certificate, the Holder of such Unit Certificate shall thereby:

                           (i) become a party to this Agreement and the Custodial Agreement;

                           (ii) confirm and ratify the appointment by such Holder of the Agent and the Custodian to act for and on behalf of such Holder as set out in this Agreement and the Custodial Agreement, respectively;

                           (iii) confirm and ratify any and all acts taken by the Agent or the Custodian under or as contemplated by this Agreement and the Custodial Agreement for or on behalf of such Holder including without limitation in anticipation of such Holder acquiring the Purchase Contract and Treasury Strips evidenced by such Unit;

                           (iv) have authorized, consented to and effected for all purposes contemplated by this Agreement and the Custodial Agreement the creation of such Units as the evidence of ownership of the Purchase Contract and Treasury Strips evidenced by it; and

                           (v) if such Holder is an initial Holder, be deemed to have agreed to purchase from Credit Suisse First Boston Corporation, as one of the Representatives, the Treasury Strips relating to the Units evidenced by a Unit Certificate and to have directed that such Treasury Strips be delivered to the custody of the Custodian in accordance with the terms of the Custodial Agreement.

                  (b) The aggregate number of Units evidenced by Unit Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 25,000 (subject to increase up to a maximum of 28,750 to the extent the over-allotment option of the underwriters under the Underwriting Agreement is exercised) minus the number of separate Purchase Contracts, except for Unit Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Unit Certificates pursuant to
Section 3.05, 8.06, 11.04, 11.05, 11.06, 11.09 or 11.10.

                  The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

                  Section 11.02. Rights and Obligations Evidenced by the Unit Certificates.

                  Each Unit Certificate shall evidence the number of Units specified therein, with each such Unit evidencing the ownership by the Holder thereof of (a) one Treasury Strip with a face amount of $1,000 maturing on each Payment Date from February 15, 2003 through August 15, 2005 and such Holder's pro rata portion of Treasury Strips that mature on August 15, 2002 (the "Treasury Strip Component" of such Unit) and (b) one Purchase Contract (the "Purchase Contract Component" of such Unit). Prior to the Company's issuance and delivery of Common Shares under the Purchase Contracts, the Units shall not entitle the Agent or the Holders to any of the rights of a holder of Common Shares, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as shareholders in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as shareholders of the Company, except to the extent otherwise expressly provided in this Agreement. In no event shall the Company have any rights or obligations at any time with respect to the Treasury Strip Component of any Units or with respect to the sale price thereof. In no event shall the Company have any rights or obligations with respect to the Units except as explicitly set forth in Parts I and II of this Agreement and in connection with executing and delivering to the Agent Unit Orders as set forth in Section 11.03.

                  Section 11.03. Execution, Delivery and Dating of Unit Certificates.

                  (a) Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, pursuant to a Unit Order advising that the requirements for the issuance of Units have been satisfied, and solely for the convenience of Holders, Unit Certificates shall be executed and delivered by the Agent in accordance with this Agreement. For the avoidance of doubt, the Company shall have no rights or obligations with respect to the Treasury Strips evidenced by any Units. The execution of the Unit Certificates may be by manual or facsimile signature.

                  (b) On the date hereof, the Agent shall, in accordance with the provisions of this Agreement, execute and deliver the Unit Certificates pursuant to a Unit Order, registered in such names and in denominations as directed in writing by the Representatives.

                  (c) The Unit Certificates shall be manually executed on behalf of the Agent by a Responsible Officer. Unit Certificates bearing the manual signatures of individuals who were at any time Responsible Officers of the Agent shall bind the Agent, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Unit Certificates or did not hold such offices at the date of such Unit Certificates.

                  (d) Each Unit Certificate shall be dated the date of its execution.

                  Section 11.04.  Temporary Unit Certificates.

                  (a) Pending the preparation of definitive Unit Certificates, the Agent shall execute and deliver, in lieu of such definitive Unit Certificates, temporary Unit Certificates which are in substantially the form set forth in Exhibit B with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Units are listed, or as may, consistently herewith, be determined by the Agent, as evidenced by the execution of the Unit Certificates.

                  (b) If temporary Unit Certificates are issued, the Agent will cause definitive Unit Certificates to be prepared without unreasonable delay. After the preparation of definitive Unit Certificates, the temporary Unit Certificates shall be exchangeable for definitive Unit Certificates upon surrender of the temporary Unit Certificates at the Stock Transfer Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Unit Certificates, the Agent shall execute and deliver in exchange therefor, one or more definitive Unit Certificates evidencing a like number of Units as the temporary Unit Certificate or Unit Certificates so surrendered. Until so exchanged, the temporary Unit Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Unit Certificates.

                  Section 11.05. Unit Certificate Registration; Registration of Transfer and Exchange of Unit Certificates.

                  (a) The Agent shall keep at the Stock Transfer Office a register (the "Unit Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Unit Certificates and of transfers of Unit Certificates (the Agent, in such capacity, the "Unit Registrar").

                  (b) Upon surrender for registration of transfer of any Unit Certificate at the Stock Transfer Office, the Agent shall execute and deliver, in the name of the designated transferee or transferees, one or more new Unit Certificates evidencing a like number of Units.

                  (c) At the option of the Holder, Unit Certificates may be exchanged for other Unit Certificates evidencing a like number of Units upon surrender of the Unit Certificates to be exchanged at the Stock Transfer Office. Whenever any Unit Certificates are so surrendered for exchange, the Agent shall execute and deliver the Unit Certificates which the Holder making the exchange is entitled to receive.

                  (d) All Unit Certificates issued upon any registration of transfer or exchange of a Unit Certificate shall evidence the ownership of the same Units and be entitled to the same entitlements and subject to the same obligations under this Agreement as the Units evidenced by the Unit Certificate surrendered upon such registration of transfer or exchange.

                  (e) Every Unit Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange of a Unit Certificate, but the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Unit Certificates, other than any exchanges pursuant to Sections 3.05, 11.05(h) and 11.06 not involving any transfer. Notwithstanding the foregoing or any other provision in this Agreement or any schedule of fees, the Agent (acting as Unit Registrar) may seek such additional compensation, costs and expenses from any Holder for any additional time, effort, responsibility, cost, and/or expense incurred or expended by the Agent (acting as Unit Registrar), including without limitation for any rush transfer request, in order to comply with any function as Agent (acting as Unit Registrar).

                  (g) Notwithstanding the foregoing, the Agent shall not be obligated to execute and deliver any Unit Certificate in exchange for any Unit Certificate presented or surrendered for registration of transfer or for exchange on or after the Settlement Date or the Acceleration Date. In lieu of delivery of a new Unit Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Settlement Date or an Acceleration Event has occurred, deliver the Common Shares issuable in respect of the Purchase Contracts evidenced by the Unit Certificate and (ii) if an Acceleration Event shall have occurred prior to the Settlement Date, direct the Custodian to deliver the Treasury Strips evidenced by the Unit Certificate to the Holder, subject to the applicable conditions and in accordance with the applicable provisions of Article Eight hereof.

                  (h) The provisions of clauses (1), (2), (3), (4) and (5) below shall apply only to Global Unit Certificates:

                           (1) Each Global Unit Certificate executed under this Agreement shall be registered in the name of the Depositary designated for such Global Unit Certificate or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Unit Certificate shall constitute a single Unit Certificate for all purposes of this Agreement.

                           (2) No Global Unit Certificate may be exchanged in whole or in part for Certificates registered, and no transfer of a Global Unit Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Unit Certificate or a nominee thereof unless (A) such Depositary (i) has notified the Agent that it is unwilling or unable to continue as Depositary for such Global Unit Certificate or (ii) has ceased to be a clearing agency registered under the Exchange Act or (B) there shall have occurred and be continuing a breach by the Company in respect to its obligations under one or more Purchase Contracts or (C) the Holder has elected (i) to withdraw the Treasury Strip Component with respect to one or more Units in accordance with Section 11.09 and (ii) to hold the remaining Purchase Contract Component of such Units in the form of a definitive Purchase Contract Certificate evidencing the Purchase Contracts.

                           (3) Subject to clause (2) above, any exchange of a Global Unit Certificate for other Unit Certificates may be made in whole or in part, and all Unit Certificates issued in exchange for a Global Unit Certificate or any portion thereof shall be registered in such names as the Depositary for such Global Unit Certificate shall direct.

                           (4) Every Unit Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Unit Certificate or any portion thereof, whether pursuant to this Section 11.05, Section 3.05, 8.06, 11.04, 11.06, 11.09 or 11.10 or otherwise, shall be executed on behalf of the Holders and delivered in the form of, and shall be, a Global Unit Certificate, unless such Unit Certificate is registered in the name of a Person other than the Depositary for such Global Unit Certificate or a nominee thereof.

                           (5) The rights of each beneficial owner of a Global Unit Certificate, whereby ownership and transfers are maintained and made through book entries by the Depositary, shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such beneficial owners and the Depositary and/or its participants.

                  Section 11.06. Mutilated, Destroyed, Lost and Stolen Unit Certificates.

                  (a) If any mutilated Unit Certificate is surrendered to the Agent, the Agent shall execute and deliver in exchange therefor a new Unit Certificate, evidencing the same number of Units and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Agent (i) evidence to the Agent's satisfaction of the destruction, loss or theft of any Unit Certificate, and (ii) such security indemnity or surety at the cost of the Holder as may be required by the Agent, in its sole discretion, to save the Agent, the Company and any of their respective agents harmless, then, in the absence of notice to the Agent that such Unit Certificate has been acquired by a bona fide purchaser, the Agent shall execute and deliver to the Holder, in lieu of any such destroyed, lost or stolen Unit Certificate, a new Unit Certificate, evidencing the same number of Units and bearing a number not contemporaneously outstanding.

                  (c) Notwithstanding the foregoing, the Agent shall not be obligated to execute and deliver to the Holder any Unit Certificate on or after the Settlement Date or the Acceleration Date. In lieu of delivery of a new Unit Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Settlement Date or an Acceleration Event has occurred, deliver the Common Shares issuable upon settlement of the Purchase Contracts evidenced by such Unit Certificate, or (ii) if an Acceleration Event shall have occurred prior to the Settlement Date, instruct the Custodian to deliver the Treasury Strips evidenced by such Unit Certificate to such Holder, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Eight hereof.

                  (d) Upon the issuance of any new Unit Certificate under this Section 11.06, the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent or the Custodian) connected therewith.

                  (e)      Every new Unit Certificate issued pursuant to this
Section 11.06 in lieu of any destroyed, lost or stolen Unit Certificate shall constitute an original additional contractual obligation of the Company (to the extent of the Purchase Contract Component of the Unit evidenced by such Unit Certificate) and of the Agent, whether or not the destroyed, lost or stolen Unit Certificate (or such Purchase Contract Component evidenced by such Unit Certificate) shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement.

                  (f) The provisions of this Section 11.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or settlement of mutilated, destroyed, lost or stolen Unit Certificates.

                  Section 11.07.  Persons Deemed Owners of Unit Certificates.

                  (a) Prior to due presentment of a Unit Certificate for registration of transfer, the Company (with respect solely to the related Purchase Contracts) and the Agent, and any agent of the Company (with respect solely to the related Purchase Contracts) or the Agent, may treat the Person in whose name such Unit Certificate is registered in the Unit Register as the owner of the Units evidenced thereby, for the purpose of receiving payments from the Custodian of amounts on the Treasury Strips, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not the payment of amounts on the Treasury Strips constituting a part of the Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

                  (b) Notwithstanding the foregoing, with respect to any Global Unit Certificate, (i) nothing herein shall prevent the Company (with respect solely to the related Purchase Contracts), the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Unit Certificate or impair, as between such Depositary and owners of beneficial interests in such Global Unit Certificate, the operation of customary practices governing the exercise of rights of such Depositary (or its nominee) as Holder of such Global Unit Certificate and (ii) the Company, the Agent and any agent of the Company or the Agent shall be entitled to deal with the Depositary for all purposes of this Agreement as the sole Holder of the Units evidenced by Global Unit Certificates and shall have no obligations to the beneficial owners of such Global Unit Certificates.

                  Section 11.08.  Cancellation of Unit Certificates.

                  (a) All Unit Certificates surrendered for delivery of Common Shares and Treasury Strips on or after the Settlement Date, on or after the occurrence of an Acceleration Event, pursuant to an Early Settlement or an Early Settlement Upon Cash Merger, pursuant to the separation and withdrawal of the Treasury Strip Component underlying the Units or in connection with the registration of transfer or exchange shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Unit Certificates previously executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Unit Certificates so delivered shall be promptly cancelled by the Agent. No Unit Certificates shall be executed and delivered in lieu of or in exchange for any Unit Certificates cancelled as provided in this Section, except as expressly permitted by this

Agreement. All cancelled Unit Certificates held by the Agent shall be disposed of in accordance with the Agent's customary policies.

                  (b) If the Company or any Affiliate of the Company shall acquire any Unit Certificate, such acquisition shall not operate as a cancellation of such Unit Certificate unless and until such Unit Certificate is delivered to the Agent cancelled or for cancellation.

                  Section 11.09. Separation and Withdrawal of Treasury Strip Component.

                  (a) Commencing August 15, 2002, a Holder may separate the Treasury Strip Component from the related Purchase Contract Component in respect of some or all of the Units held by such Holder and withdraw the Treasury Strip Component from the custody of the Custodian by (1) delivering the related Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit F hereto, (2) specifying in such notice to the Agent whether such Holder wishes to hold the Purchase Contracts being separated directly in the form of a definitive Purchase Contract Certificate or as a beneficial owner in a Global Purchase Contract Certificate, and (3) requesting that the Agent instruct the Custodian to release the Treasury Strip Component evidenced by such Units, whereupon the Agent shall promptly give such instruction to the Custodian. Upon receipt of notification by the Agent from the Custodian that the Holder's Treasury Strips constituting the Treasury Strip Component of the Units described in the preceding sentence have been delivered to such Holder, the Agent shall promptly:

                           (i) cancel the related Units; and

                           (ii) notify the Company that such Holder has
                  withdrawn its Treasury Strips from the cancelled Units.

                  (b) Holders which elect to separate and withdraw the Treasury Strip Component in accordance with this Section 11.09 shall be responsible for any fees or expenses payable to the Agent or the Custodian for its services in connection therewith, and the Company shall not be responsible for any such fees or expenses.

                  Section 11.10.  Recreation of Units.

                  (a) At any time from and after August 15, 2002 and on or prior to the fifteenth Business Day immediately preceding the Settlement Date, a Holder of Purchase Contracts shall have the right to recreate Units in accordance with this Section 11.10 by (i) delivering such Purchase Contracts to the Agent, accompanied by a notice to the Agent to instruct the Custodian to accept the correct amount of Treasury Strips (whereupon the Agent shall instruct the Custodian to receive, on a specific date for each Unit being recreated, $1,000 face amount of each of the Treasury Strips that would be then remaining as the Treasury Strip Component of a Unit, each with the same CUSIP number as the Treasury Strips originally comprising the Treasury Strip Component of the
Unit), and (ii) delivering to the Custodian such proper amount of Treasury Strips. Upon receipt of the Treasury Strips described in clause (ii) above, the Custodian shall promptly notify the Agent of the amount and type of such Treasury Strips.

                  (b)      Holders which recreate Units in accordance with this
Section 11.10 shall be responsible for any fees or expenses payable to the Agent or the Custodian for its services in connection therewith, and the Company shall not be responsible for any such fees or expenses.

                  (c) For the avoidance of doubt, whether or not a Holder which recreates Units pursuant to this Section 11.10 fails to effect a book-entry transfer of the Purchase Contracts or fails to deliver a Purchase Contract Certificate to the Agent after depositing the Treasury Strips with the Custodian, such Treasury Strips and any payments made on such Treasury Strips shall continue at all times to be owned by such Holder and shall be held in the name of the Custodian or its nominee as agent for such Holder, until such Purchase Contracts are so transferred or the Purchase Contract Certificate is so delivered, as the case may be, or, with respect to a Purchase Contract Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Purchase Contract Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company, as set forth in Section 11.06.

                                 ARTICLE TWELVE

                               The Treasury Strips

                  Section 12.01.  Custodial Arrangement.

                  Concurrent with the closing of the offering of the Units under the Underwriting Agreement, the Agent shall have entered into the Custodial Agreement with the Custodian to which the Treasury Strips acquired by the Holders, which are described on Schedule 1 hereto, are to be delivered. On the date of execution and delivery of this Agreement, Credit Suisse First Boston Corporation (on behalf of itself and the other underwriters named in the Underwriting Agreement ) shall have acquired the Treasury Strips, shall have sold the Treasury Strips to the Holders, and shall have delivered the Treasury Strips to the Custodian in accordance with the Custodial Agreement. For greater certainty, by agreeing to subscribe for a Unit, each Holder shall be considered to have agreed to purchase Treasury Strips from the underwriters named in the Underwriting Agreement. The Agent shall cause the Custodian or its nominee to be the holder of security entitlements with regard to such Treasury Strips on the records of the Federal Reserve Bank of New York for and on behalf of the Holders of Units. The Agent acknowledges that each Unit shall evidence in part the applicable Holder's ownership of that Holder's Treasury Strips and that Holder's pro rata portion of Treasury Strips maturing on August 15, 2002 delivered to and held by the Custodian under the Custodial Agreement.

                  Section 12.02. Instruction Regarding Payment of Amounts Received in Respect of Treasury Strips.

                  (a) On or prior to each Payment Date the Agent shall inform the Custodian who the registered Holders of Units are on the Unit Registrar at the close of business on the Record Date with respect to such Payment Date and the Agent shall instruct the Custodian to deliver all amounts its receives on the Treasury Strips maturing on such Payment Date to such Holders.

                  (b) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Unit Certificates) the Agent shall instruct the Custodian to make payments of amounts received by the Custodian with respect to the Treasury Strips on the next succeeding Business Day; provided, that no interest shall accrue or be payable for the period from and after any such Payment Date.

                  Section 12.03. Delivery of Treasury Strips Upon Occurrence of an Acceleration Event.

                  If an Acceleration Event occurs, the Agent shall request from each registered Holder of Units by written request mailed to such Holder at his address as it appears in the Unit Register, delivery instructions in respect of all Treasury Strips owned by such Holder and evidenced by Unit Certificates held by such Holder. The Agent shall provide such instructions to the Custodian.

                  Section 12.04. Delivery of Treasury Strips Upon Early Settlement or Early Settlement Upon Cash Merger.

                  Commencing August 15, 2002, upon Early Settlement or Early Settlement Upon Cash Merger by any Holder of any Purchase Contracts evidenced by Units in accordance with Section 8.06 or Section 8.07, as the case may be, the Agent shall instruct the Custodian to deliver the Treasury Strips evidenced by such Units to such Holder in accordance with the instructions provided by such Holder on the applicable form of Election for Early Settlement or Early Settlement Upon Cash Merger, as the case may be.

                                ARTICLE THIRTEEN

                                  Unit Remedies

                  Section 13.01.  Restoration of Unit Rights and Remedies.

                  If any Holder of Units has instituted any proceeding to enforce any right or remedy under this Agreement or the Units and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Agent and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

                  Section 13.02.  Rights and Remedies Cumulative for Units.

                  Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Unit Certificates in 11.06(f), no right or remedy herein conferred upon or reserved to the Holders of Units is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 13.03. Delay or Omission Not Waiver of Unit Rights and Remedies.

                  No delay or omission of any Holder of Units to exercise any right or remedy shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders of Units may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

                  Section 13.04.  Undertaking for Costs -- Units.

                  All parties to this Agreement agree, and each Holder of any Unit by its acceptance of the related Unit Certificate evidencing such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Agent, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of any payment on any Treasury Strip on or after the respective Payment Date therefor constituting a part of the Units held by such Holder, or for enforcement of the right to receive delivery of Common Shares under the Purchase Contracts.

                  IN WITNESS WHEREOF, the Company and the Agent have caused this Agreement to be duly executed as of the day and year first above written and all Holders of Purchase Contracts or Units shall be become parties hereto upon acceptance by them of Purchase Contract Certificates or Unit Certificates, as the case may be, issued in accordance with the terms hereof.



                                         NORTEL NETWORKS CORPORATION

                                         By:   _________________________________
                                               Name:
                                               Title:

                                         By:   _________________________________
                                               Name:
                                               Title:


                                         COMPUTERSHARE TRUST COMPANY OF CANADA,
                                         AS AGENT

                                         By:   _________________________________
                                               Name:
                                               Title:

                                         By:   _________________________________
                                               Name:
                                               Title:

                                   Schedule 1

                                 TREASURY STRIPS

                                                                                                                AGGREGATE
                                                                                                                TREASURY
MATURITY                                FACE AMOUNT         CUSIP          ISSUE DATE     PURCHASE COST(1)      STRIPS(2)
August 15, 2002..................          $    (3)         912820BE6      8/17/92        $349.19                8,750,000.00
February 15, 2003................          1,000            912820BF3      2/15/93         989.08               25,000,000.00
August 15, 2003..................          1,000            912820BG1      8/15/93         975.93               25,000,000.00
February 15, 2004................          1,000            912820BH9      2/15/94         959.04               25,000,000.00
August 15, 2004..................          1,000            912820BK2      8/15/94         939.27               25,000,000.00
February 15, 2005................          1,000            912820BM8      2/15/95         920.14               25,000,000.00
August 15, 2005..................          1,000            912803AG8      2/15/86         895.82               25,000,000.00

-------------------

(1)      Per Treasury Strip, except for Treasury Strips maturing on August 15,
         2002.

(2)      As of the date of this Agreement.

(3)      Pro rata portion equals $350 per Unit.

                                                                       EXHIBIT A

                           NORTEL NETWORKS CORPORATION

                               PURCHASE CONTRACTS

No. R- _________                                   _________  Purchase Contracts

                  This Purchase Contract Certificate certifies that ______________ is the registered Holder of the number of Purchase Contracts set forth above with Nortel Networks Corporation, a Canadian corporation (the "Company"). Capitalized terms that are used but not defined herein have those meanings ascribed to them in the Purchase Contract and Unit Agreement (the "Purchase Contract Agreement"), dated as of June 12, 2002, among the Company, Computershare Trust Company of Canada, as purchase contract agent thereunder (the "Agent"), and Holders from time to time (as defined therein).

                  Each Purchase Contract evidenced hereby is an agreement of purchase and sale that obligates the Company to issue, in consideration of the purchase price paid at the time such Purchase Contract was initially issued by the Company, on August 15, 2005 (the "Settlement Date"), a number of Common Shares, without nominal or par value per share ("Common Shares"), of the Company determined by reference to the Settlement Rate, unless an Acceleration Event, an Early Settlement or an Early Settlement Upon Cash Merger occurs on or prior to the Settlement Date, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                         NORTEL NETWORKS CORPORATION


                                         By:  _________________________________
                                              Name:
                                              Title:

                                         By:  _________________________________
                                              Name:
                                              Title:
Dated:

         This is one of the Purchase Contract Certificates referred to in the within mentioned Purchase Contract Agreement.

COMPUTERSHARE TRUST COMPANY OF CANADA, AS AGENT


By: ___________________________
    Authorized Officer

               [Form of Reverse of Purchase Contract Certificate]

                  Each Purchase Contract evidenced hereby is governed by the Purchase Contract and Unit Agreement, to which Purchase Contract and Unit Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Purchase Contract Certificates are, and are to be, executed and delivered.

                  Each Purchase Contract evidenced hereby is an agreement of purchase and sale that obligates the Company to issue and deliver, on the Settlement Date, a number of Common Shares of the Company determined by reference to the Settlement Rate, unless an Acceleration Event, Early Settlement or Early Settlement Upon Cash Merger occurs on or prior to the Settlement Date. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than $1.692 per Common Share (the "Threshold Appreciation Price"), 16,885.93 Common Shares per Purchase Contract; (b) if the Applicable Market Value is less than or equal to the Threshold Appreciation Price but is greater than $1.410 per Common Share (the "Reference Price"), a number of Common Shares per Purchase Contract equal to $28,571.00 divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to the Reference Price, 20,263.12 Common Shares per Purchase Contract; in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional Common Share will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

                  The "Applicable Market Value" means the average of the Closing Prices per Common Share on each of the twenty consecutive Trading Days ending on the third Trading Day immediately preceding the Settlement Date. The "Closing Price" of the Common Shares on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Shares on the New York Stock Exchange (the "NYSE") on such date or, if the Common Shares are not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Shares are so listed, or if the Common Shares are not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Shares are not so reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Shares (A) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

                  If an Acceleration Event occurs, the Company shall give written notice to the Agent. Upon and after the occurrence of an Acceleration Event, the Holders will be entitled to receive from the Company 20,263.12 Common Shares per Purchase Contract, subject to adjustment in the same manner and at the same time as the Settlement Rate is adjusted, as set forth in the Purchase Contract Agreement.

                  Commencing August 15, 2002 and subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof:

                  (1) Purchase Contracts may be settled early ("Early Settlement"). In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Purchase Contract Certificate, the Holder of this Purchase Contract Certificate shall deliver this Purchase Contract Certificate to the Agent at the Stock Transfer Office duly endorsed for transfer in blank with the form of Election for Early Settlement set forth below duly completed. Upon Early Settlement of Purchase Contracts by a Holder, the Holder shall be entitled to receive a number of Common Shares per Purchase Contract determined by reference to the Early Settlement Rate. In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Purchase Contracts evidenced by a Purchase Contract Certificate, upon such Early Settlement the Company shall execute and deliver to the Agent, and the Agent shall authenticate and deliver to the Holder thereof, at the expense of the Holder, a Purchase Contract Certificate evidencing the Purchase Contract or Contracts as to which Early Settlement was not effected. The "Early Settlement Rate" shall initially be equal to 16,011.04 Common Shares per Purchase Contract for the period from August 15, 2002 and prior to February 15, 2003 and 16,885.93 Common Shares per Purchase Contract for the period on or after February 15, 2003 and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract and Unit Agreement; and

                  (2) Purchase Contracts may be settled early upon a Cash Merger ("Early Settlement Upon Cash Merger"). In order to exercise the right to effect an Early Settlement Upon Cash Merger with respect to any Purchase Contracts evidenced by this Purchase Contract Certificate, the Holder of this Purchase Contract Certificate shall deliver this Purchase Contract Certificate to the Agent at the Stock Transfer Office duly endorsed for transfer in blank with the form of Election for Early Settlement Upon Cash Merger set forth below duly completed on or prior to the Merger Election Date set forth in the notice to Holders. Upon an Early Settlement Upon Cash Merger of Purchase Contracts by a Holder, the Holder shall be entitled to receive a number of the Common Shares for each Purchase Contract equal to the Early Settlement Upon Cash Merger Rate (as defined below). In the event that Early Settlement Upon Cash Merger is effected with respect to Purchase Contracts underlying less than all the Purchase Contracts evidenced by a Purchase Contract Certificate, upon such Early Settlement Upon Cash Merger the Company shall execute and deliver to the Agent, and the Agent shall authenticate and deliver to the Holder thereof, at the expense of the Holder, a Purchase Contract Certificate evidencing the Purchase Contract or Contracts as to which Early Settlement Upon Cash Merger was not effected.

                  The "Early Settlement Upon Cash Merger Rate" shall be equal to
(a) if the Applicable Market Value (as defined below) is greater than the Threshold Appreciation Price, 16,885.93 Common Shares per Purchase Contract; (b) if the Applicable Market Value is less than or equal to the Threshold Appreciation Price but is greater than the Reference Price, a number of Common Shares per Purchase Contract equal to $28,571.00 divided by the Applicable Market Value; and (c) if the Applicable Market Value is less than or equal to the Reference Price 20,263.12 Common Shares per Purchase Contract; in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional Common Share will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement. For purposes of the calculation of the Cash Merger Early Settlement Rate, the "Applicable Market Value" shall be the volume-weighted average trading price of the Common Shares on the NYSE during regular trading hours for the five Trading Days ending on the Trading Day immediately preceding the Merger Election Date (as defined in the Purchase Contract Agreement) or, if the Common Shares are not listed for trading on the NYSE on the Merger Election Date, the market value of the Common Shares on such date as determined by a nationally recognized investment banking firm retained for this purpose by the Company.

                  The Purchase Contract Certificates are issuable only in registered form and only in denominations of a single Purchase Contract and any integral multiple thereof. The transfer of any Purchase Contract Certificate will be registered and Purchase Contract Certificates may be exchanged as provided in the Purchase Contract Agreement. The Purchase Contract Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Subject to certain limited exceptions, the provisions of the Purchase Contract Agreement may not be amended without the consent of each of the Holders of the Outstanding Purchase Contracts affected thereby.

                  The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  The Purchase Contracts shall not, prior to the settlement thereof and the issuance and delivery of Common Shares thereunder, entitle the Holder to any of the rights of a holder of Common Shares.

                  "$" means U.S. dollars in this Purchase Contract Certificate.

                  A copy of the Purchase Contract Agreement is available for inspection at the Stock Transfer Office during business hours of the Agent.

                                                                       EXHIBIT B

                                  EQUITY UNITS

                        EVIDENCING OWNERSHIP OF PURCHASE
                          CONTRACTS OF NORTEL NETWORKS
                         CORPORATION AND TREASURY STRIPS

No. R- ____________                                             __________ Units


                  This Unit Certificate certifies that ______________ is the registered Holder of the number of Units set forth above. Each Unit evidences the ownership by the Holder of the Treasury Strips (the "Treasury Strip Component" of this Unit) and one Purchase Contract of Nortel Networks Corporation, a Canadian corporation (the "Company") (the "Purchase Contract Component" of this Unit). Capitalized terms that are used but not defined herein have those meanings ascribed to them in the Purchase Contract and Unit Agreement (the "Purchase Contract Agreement"), dated as of June 12, 2002, among the Company, Computershare Trust Company of Canada, as purchase contract agent thereunder (the "Agent") and Holders from time to time (as defined therein).

                  Any amounts received by the Custodian from the U.S. government on the Treasury Strips on each August 15 and February 15, commencing August 15, 2002 (or in each case if payments on the Treasury Strips are not received on such date, on the date when such amounts are received by the Custodian) (each a "Payment Date"), shall be forwarded by the Custodian by wire transfer in same day funds no later than _______, New York City time, on the Payment Date, to the Person in whose name this Unit Certificate (or a Predecessor Unit Certificate) is registered at the close of business on the Record Date with respect to such Payment Date.

                  Each Purchase Contract evidenced hereby is an agreement of purchase and sale that obligates the Company to issue, in consideration of the purchase price paid at the time such Purchase Contract was initially issued by the Company, on August 15, 2005 (the "Settlement Date") a number of Common Shares, without nominal or par value per share ("Common Shares"), of the Company equal to the Settlement Rate, unless an Acceleration Event, an Early Settlement or an Early Settlement Upon Cash Merger occurs on or prior to the Settlement Date, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Agent has caused this instrument to be duly executed.

                                        COMPUTERSHARE TRUST COMPANY OF
                                        CANADA, AS AGENT



                                        By: _______________________________
                                            Name:
                                            Title:

                      [Form of Reverse of Unit Certificate]

                  Each Purchase Contract Component evidenced hereby is governed by the Purchase Contract Agreement, to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Unit Certificates are, and are to be, executed and delivered.

                  Each Purchase Contract evidenced hereby is an agreement of purchase and sale that obligates the Company to issue and deliver, on the Settlement Date, a number of Common Shares of the Company equal to the Settlement Rate, unless an Acceleration Event, Early Settlement or Early Settlement Upon Cash Merger occurs on or prior to the Settlement Date. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than $1.692 (the "Threshold Appreciation Price"), 16,885.93 Common Shares per Purchase Contract, (b) if the Applicable Market Value is less than or equal to the Threshold Appreciation Price but is greater than the Reference Price, a number of Common Shares per Purchase Contract equal to $28,571.00 divided by the Applicable Market Value and (c) if the Applicable Market Amount is less than or equal to the Reference Price, 20,263.12 Common Shares per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional Common Share will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

                  The "Applicable Market Value" means the average of the Closing Prices per Common Share on each of the twenty consecutive Trading Days ending on the third Trading Day immediately preceding the Settlement Date. The "Closing Price" of the Common Shares on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Shares on the New York Stock Exchange (the "NYSE") on such date or, if the Common Shares are not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Shares are so listed, or if the Common Shares are not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Shares are not so reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported, the last quoted bid price for the Common Shares in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Shares on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Shares (A) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares.

                  If an Acceleration Event occurs, the Company shall give written notice to the Agent. Upon and after the occurrence of an Acceleration Event, the Holders will be entitled to received from the Company 20,263.12 Common Shares per Purchase Contract, subject to adjustment in the same manner and at the same time as the Settlement Rate is adjusted, as set forth in the Purchase Contract Agreement. Upon and after the occurrence of an Acceleration Event, the Units shall thereafter evidence ownership of the Treasury Strips forming the Treasury Strip Component of such Units in accordance with the provisions of the Purchase Contract Agreement.

                  Commencing August 15, 2002 and subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder hereof:

                  (1) Purchase Contracts evidenced by Units may be settled early ("Early Settlement"). In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Unit Certificate, the Holder of this Unit Certificate shall deliver this Unit Certificate to the Agent at the Stock Transfer Office duly endorsed for transfer in blank with the form of Election for Early Settlement set forth below duly completed. Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Holder shall be entitled to receive (i) a number of Common Shares on account of each Purchase Contract forming the Purchase Contract Component of such Units equal to the Early Settlement Rate and (ii) delivery of that Holder's Treasury Strips forming the Treasury Strip Component of such Units. The "Early Settlement Rate" shall initially be equal to 16,011.04 Common Shares per Purchase Contract for the period from August 15, 2002 and prior to February 15, 2003 and 16,885.93 Common Shares per Purchase Contract for the period on or after February 15, 2003 and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement. In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Unit Certificate, upon such Early Settlement the Agent shall execute and deliver to the Holder thereof, at the expense of the Holder, a Unit Certificate evidencing the Units as to which Early Settlement was not effected; and

                  (2) Purchase Contracts evidenced by Units may be settled early upon a Cash Merger ("Early Settlement Upon Cash Merger"). In order to exercise the right to effect Early Settlement Upon Cash Merger with respect to any Purchase Contracts evidenced by this Unit Certificate, the Holder of this Unit Certificate shall deliver this Unit Certificate to the Agent at the Stock Transfer Office duly endorsed for transfer in blank with the form of Election for Early Settlement set forth below duly completed on or prior to the Merger Election Date set forth in the notice to Holders. Upon Early Settlement Upon Cash Merger of Purchase Contracts by a Holder of the Units evidencing ownership of such Purchase Contracts, the Holder shall be entitled to receive (i) a number of Common Shares per Purchase Contract forming the Purchase Contract Component of such Units equal to the Early Settlement Upon Cash Merger Rate and (ii) delivery of that Holder's Treasury Strips forming the Treasury Strip Component of such Units. In the event that Early Settlement Upon Cash Merger is effected with respect to Purchase Contracts evidenced by fewer than all the Units evidenced by a Unit Certificate, upon such Early Settlement Upon Cash Merger the Agent shall execute and deliver to the Holder thereof, at the expense of the Holder, a Unit Certificate evidencing the Units as to which Early Settlement Upon Cash Merger was not effected,

                  The "Early Settlement Upon Cash Merger Rate" shall be equal to
(a) if the Applicable Market Value (as defined below) is greater than the Threshold Appreciation Price, 16,885.93 Common Shares per Purchase Contract; (b) if the Applicable Market Value is less than or equal to the Threshold Appreciation Price but is greater than the Reference Price, a number of Common Shares per Purchase Contract equal to $28,571.00 divided by the Applicable Market Value; and (c) if the Applicable Market Amount is less than or equal to the Reference Price, 20,263.12 Common Shares per Purchase Contract; in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional Common Share will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement. For purposes of the calculation of the Early Settlement Upon Cash Merger Rate, the Applicable Market Value shall be the volume-weighted average trading price of the Common Shares on the NYSE for the five Trading Days ending on the Trading Day immediately preceding the Merger Election Date, or if the Common Shares are not listed for trading on the NYSE on the Merger Election Date, the market value of the Common Shares on such date as determined by a nationally recognized investment banking firm retained for this purpose by the Company.

                  Upon and as a consequence of receiving one or more Units evidenced by this Unit Certificate, the Holder of such Units shall thereby:

                               (i) become a party to the Purchase Contract
         Agreement and the Custodial Agreement;

                               (ii) confirm and ratify the appointment by such Holder of the Agent and the Custodian to act for and on behalf of such Holder as set out in the Purchase Contract Agreement and the Custodial Agreement, respectively;

                               (iii) confirm and ratify any and all acts taken by the Agent or the Custodian under or as contemplated by the Purchase Contract Agreement and the Custodial Agreement for or on behalf of such Holder including without limitation in anticipation of such Holder acquiring the Purchase Contract and Treasury Strips evidenced by such Unit;

                               (iv) have authorized, consented to and effected for all purposes contemplated by the Purchase Contract Agreement and the Custodial Agreement the creation of the Unit as the evidence of ownership of the Purchase Contract and Treasury Strips evidenced by it; and

                               (v) if such Holder is an initial Holder, be deemed to have agreed to purchase from Credit Suisse First Boston Corporation, as one of the Representatives, the Treasury Strips relating to such Units evidenced by this Unit Certificate and to have directed that such Treasury Strips be delivered to the custody of the Custodian in accordance with the terms of the Custodial Agreement.

                  A Holder may separate the Treasury Strip Component from the related Purchase Contract Component in respect of some or all of the Units evidenced by this Unit Certificate and withdraw that Holder's Treasury Strips from the custody of the Custodian in accordance with Section 11.09 of the Purchase Contract Agreement.

                  The Unit Certificates are issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof. The transfer of any Unit Certificate will be registered and Unit Certificates may be exchanged as provided in the Purchase Contract Agreement. The Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Subject to certain limited exceptions, the provisions of the Purchase Contract Agreement may not be amended without the consent of each of the Holders of the Outstanding Units affected thereby.

                  The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  The Purchase Contracts shall not, prior to the settlement thereof and the issuance and delivery of Common Shares thereunder, entitle the Holder to any of the rights of a holder of Common Shares.

                  "$" means U.S. dollars in this Purchase Contract Certificate.

                  A copy of the Purchase Contract Agreement is available for inspection at the Stock Transfer Office during business hours of the Agent.

                                                                       EXHIBIT C


                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for Common Shares deliverable upon settlement on or after the Settlement Date of the Purchase Contracts evidenced by the number of [Units evidenced by this Unit Certificate] [Purchase Contracts evidenced by this Purchase Contract Certificate] be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer or other taxes payable incident thereto.

Dated:__________________________                   _____________________________
                                                       Signature




If shares are to be registered in the name
of and delivered to a Person other than the        REGISTERED HOLDER,
Holder, please print such Person's name and address:


                                                   Please print name and address
                                                   of Registered Holder:

________________________________                   _____________________________
            Name                                                Name

________________________________                   _____________________________
          Address                                              Address


Social Security or other Taxpayer                  Social Security or other
Identification Number, if any                      Taxpayer Identification
                                                   Number, if any


[Delivery Instructions for Treasury Strips upon an Acceleration Event:]


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                                                       EXHIBIT D


                          ELECTION FOR EARLY SETTLEMENT

                  The undersigned Holder of this [Unit Certificate] [Purchase Contract Certificate] hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract and Unit Agreement with respect to the Purchase Contracts [evidenced by the number of Units evidenced by this Unit Certificate] [evidenced by this Purchase Contract Certificate] specified below. The undersigned Holder directs that a certificate for Common Shares deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any [Unit Certificate] [Purchase Contract Certificate] representing any [Units] [Purchase Contracts] evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. [Treasury Strips deliverable upon such Early Settlement will be delivered in accordance with the delivery instructions set forth below.] If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________                       ______________________________
                                                            Signature


Number of [Units] [[Purchase Contracts] evidenced hereby as to which Early Settlement [of the related Purchase Contracts] is being elected:


REGISTERED HOLDER
Please print name and address of Registered Holder:
Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

If shares or Certificates are to be registered in the name of and delivered to [and Treasury Strips are to be delivered to] a Person other than the Holder, please print such Person's name and address:

Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

[Delivery Instructions for Treasury Strips upon Early Settlement:]


________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________

                                                                       EXHIBIT E

                 ELECTION FOR EARLY SETTLEMENT UPON CASH MERGER

                  The undersigned Holder of this [Unit Certificate] [Purchase Contract Certificate] hereby irrevocably exercises the option to effect Early Settlement Upon Cash Merger in accordance with the terms of the Purchase Contract and Unit Agreement with respect to the Purchase Contracts [evidenced by the number of Units evidenced by this Unit Certificate] [evidenced by this Purchase Contract Certificate] specified below. The undersigned Holder directs that a certificate for Common Shares deliverable upon such Early Settlement Upon Cash Merger be registered in the name of, and delivered, together with a check in payment for any fractional share and any [Unit Certificate] [Purchase Contract Certificate] representing any [Units] [Purchase Contracts] evidenced hereby as to which Early Settlement Upon Cash Merger of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. [Upon such Early Settlement Upon Cash Merger, Treasury Strips will be delivered in accordance with the delivery instructions set forth below.] If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:_____________________________                 ____________________________
                                                             Signature


Number of [Units] [[Purchase Contracts] evidenced hereby as to which Early Settlement Upon Cash Merger [of the related Purchase Contracts] is being elected:____________________


REGISTERED HOLDER
Please print name and address of Registered Holder:
Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

If shares or Certificates are to be registered in the name of and delivered to [and Treasury Strips are to be delivered to] a Person other than the Holder, please print such Person's name and address:

Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

[Delivery Instructions for Treasury Strips Upon Early Settlement Upon Cash Merger:]

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                       EXHIBIT F

                        HOLDER'S ELECTION FOR WITHDRAWAL
                           OF TREASURY STRIP COMPONENT

                  The undersigned Holder of [this Unit Certificate] [these Units] hereby exercises the option to withdraw the Holder's Treasury Strips in accordance with the terms of the Purchase Contract Agreement with respect to such Treasury Strips [evidenced by the number of Units evidenced by this Unit Certificate] [evidenced by the Units] specified below. The undersigned Holder directs the Agent to instruct the Custodian to deliver the Holder's withdrawn Treasury Strips in accordance with the delivery instructions set forth below. The undersigned Holder directs that [Purchase Contracts] [a Purchase Contract Certificate], evidencing the remaining Purchase Contract Component related to the Units from which the Treasury Strips have been withdrawn, be registered in the name of, and delivered to, the undersigned Holder at the address indicated below unless a different name and address have been indicated below. The undersigned Holder directs that [a Unit Certificate] [the Holder's beneficial ownership in a Global Unit Certificate] representing any Units evidenced hereby as to which withdrawal of the related Treasury Strips is not effected, be registered in the name of, and delivered to, [the undersigned Holder at the address indicated below unless a different name and address have been indicated below] [The Depository Trust Company or its nominee].

Dated:____________________________                ______________________________
                                                        Signature

Number of Units evidenced hereby as to which withdrawal of the related Treasury Strips is being elected:


REGISTERED HOLDER
Please print name and address of Registered Holder:
Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

If Treasury Strips are to be delivered to a Person other than the Holder, please print such Person's name and address:

Name:___________________________________________________________________________
Address:________________________________________________________________________
Social Security or other Taxpayer Identification Number, if any:________________

Delivery Instructions for [Units] [Unit Certificates] for which withdrawal of the Treasury Strips is not effected.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Delivery Instructions for [Purchase Contracts] [Purchase Contract Certificates] representing the remaining Purchase Contract Component of the Units from which the Treasury Strips has been withdrawn.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                       EXHIBIT G


                          HOLDER'S INSTRUCTION TO AGENT


Computershare Trust Company of Canada,
as Agent
100 University Avenue, 9th Floor
Toronto, Ontario, Canada M5J 2Y1
Attn:  Corporate Action
Telecopy: (416) 981-9800

Re: Recreation of Units

The undersigned Holder hereby notifies you that it intends to deliver _______ Treasury Strip Components to Citibank, N.A., as Custodian and _______ Purchase Contracts to Computershare Trust Company of Canada, as Agent on [insert date], and the undersigned Holder hereby requests that the Agent instruct the Custodian to receive such Treasury Strip Components on such date. Subject to receiving confirmation that the Treasury Strips referred to in the preceding sentence have been received, the undersigned Holder instructs the Agent, in accordance with
Section 11.10 of the Purchase Contract Agreement, dated as of June _______, 2002 (the "Purchase Contract Agreement"), among Nortel Networks Corporation, Computershare Trust Company of Canada, as Agent, and the Holders to recreate the requisite number of Units. The undersigned Holder hereby instructs the Agent to execute a Unit Certificate representing the requisite number of Units (or, in the case of a Global Unit Certificate, to increase the number of Units represented thereby). Capitalized terms used herein but not defined shall have the meaning set forth in the Purchase Contract Agreement.

Date:  ____________________            Signature:  ___________________________


                                       Signature Guarantee:  ___________________

Please print name and address of Holder:

Name:___________________________________________________________________________


Social Security or other Taxpayer Identification Number, if any:

Address:________________________________________________________________________

                                                                       EXHIBIT H


                               FORM OF UNIT ORDER


Computershare Trust Company of Canada
100 University Avenue
9th Floor
Toronto, Ontario
M5J 2Y1

Attention: Manager, Client Servicing


Dear Sirs:

                 RE: EXECUTION AND DELIVERY OF UNIT CERTIFICATES

                  The undersigned hereby confirms that it has been advised by the Custodian that the Custodian holds Treasury Strips set out in Schedule - hereto in accordance with the terms of the Custodial Agreement, which Treasury Strips are owned by Holders and which Treasury Strips are not currently evidenced by Unit Certificates. The undersigned further advises that it has issued on the date hereof - Purchase Contracts (which Purchase Contracts are not currently evidenced by Purchase Contract Certificates or Unit Certificates). In accordance with Sections 11.01 and 11.03 of the Purchase Contract and Unit Agreement, dated as of June 12, 2002 (the "Purchase Contract Agreement"), among you, us and holders named therein, you are hereby advised that the requirements for the issuance of Units evidencing Purchase Contracts and Treasury Strips have been satisfied and therefore that you shall execute and deliver - Unit Certificates [if Global Unit Certificates held by DTC: in the name of Cede & Co., as nominee for The Depository Trust Company,] as evidence of the ownership by Holders of the Purchase Contracts and Treasury Strips. Capitalized terms used herein but not defined shall have the meaning set forth in the Purchase Contract Agreement.


Date:_____________________________              NORTEL NETWORKS CORPORATION


                                                By:_____________________________


                                                By:_____________________________




                                      H-1